                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


         Filed by the registrant [X]

         Filed by a party other than the registrant [ ]

         Check the appropriate box:

         [ ] Preliminary proxy statement     [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))


         [X] Definitive proxy statement

         [ ] Definitive additional materials

         [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NUVEEN INVESTMENTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [X] No Fee Required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

         (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

         (5) Total fee paid:


--------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:


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         (2) Form, schedule or registration statement no.:


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         (3) Filing party:


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         (4) Date filed:


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

                            NUVEEN INVESTMENTS, INC.
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 17, 2005

TO THE SHAREHOLDERS OF NUVEEN INVESTMENTS, INC.

     Notice is hereby given that the annual meeting of the shareholders of Nuveen Investments, Inc., a Delaware corporation (the "Company"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Tuesday, May 17, 2005, at 10:30 a.m. for the following purposes:

          1. To elect seven directors by vote of the holders of the Company's Class A Common Stock and Class B Common Stock, voting together as a single class, and four directors by vote of the holders of the Company's Class B Common Stock, voting as a separate class, to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

          2. To consider and vote upon the Company's 2005 Equity Incentive Plan.

          3. To consider and vote upon the Company's Executive Performance Plan.

          4. To ratify the selection of KPMG LLP as independent auditors for the Company.

          5. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 21, 2005 are entitled to notice of and to vote at the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

April 15, 2005

                                                     ALAN G. BERKSHIRE
                                                         Secretary

                            NUVEEN INVESTMENTS, INC.

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Nuveen Investments, Inc. (the "Company") of proxies to be voted at the annual meeting of the shareholders of the Company to be held on May 17, 2005, and at any and all adjournments of such meeting. This Proxy Statement was initially mailed to shareholders on or about April 15, 2005.

     At the annual meeting, shareholders will vote on the election of directors, the approval of the Company's 2005 Equity Incentive Plan, the approval of the Company's Executive Performance Plan and the ratification of the selection of KPMG LLP as independent auditors for the Company. All duly executed proxies received by management prior to the meeting will be voted in accordance with the choices specified by shareholders on their proxies. If no choice is specified by a shareholder, the shares of such shareholder will be voted FOR the election of the seven nominees for directors listed in this Proxy Statement that are to be elected by the holders of the Company's Class A Common Stock and Class B Common Stock, voting together as a single class, FOR approval of the Company's 2005 Equity Incentive Plan, FOR approval of the Company's Executive Performance Plan, and FOR ratification of the selection of the independent auditors of the Company. Holders of the Company's Class B Common Stock are entitled to nominate and elect at the meeting four additional directors as described in the section entitled "Election of Directors" below. The Class B Shareholders have nominated four directors to stand for election. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     Proxies submitted by brokers for shares beneficially owned by other persons may indicate that all or a portion of the shares represented by the proxies are not being voted with respect to a particular matter. Applicable broker rules may not permit a broker to vote shares held in street name with respect to such matter in the absence of instructions from the beneficial owner of the shares. The shares represented by broker proxies that are not voted with respect to such matter will not be considered present and entitled to vote with respect to such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. If a quorum is present, these shares will not affect the determination of whether such matter is approved.

     As of March 21, 2005, there were issued and outstanding 20,777,241 shares of Class A Common Stock and 73,325,214 shares of Class B Common Stock. The Class A Common Stock and the Class B Common Stock are sometimes referred to collectively herein as the "Common Stock" of the Company. Those persons who were shareholders of record of each class of Common Stock at the close of business on March 21, 2005 will be entitled to one vote for each share held.

     Under the Company's By-laws, a majority of the outstanding shares of the class or classes entitled to vote on a particular matter and represented in person or by proxy will constitute a quorum for consideration of such matter at the annual meeting. Under the Company's Restated Certificate of Incorporation, in the event that any person or group becomes the beneficial owner (as defined in the Certificate of Incorporation) of more than 20% of the outstanding shares of Class A Common Stock, the shares of Class A Common Stock beneficially owned by such person or group in excess of 20% of the outstanding shares of such class shall have no voting rights and shall be deducted from the total number of shares of Class A Common Stock for purposes of determining the number of shares of Class A Common Stock, or Common Stock, as the case may be, necessary to constitute a quorum or required to approve a matter submitted for shareholder approval. To the knowledge of the Company, on March 21, 2005 no person or group was the beneficial owner of more than 20% of the outstanding shares of Class A Common Stock.

     The cost of preparing, printing and mailing this Proxy Statement, the accompanying notice and the enclosed proxy, and all other costs in connection with the solicitation of proxies, will be paid by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to furnish proxy material to the beneficial owners of the Company's Class A Common Stock of whom they have knowledge and will reimburse them for their expenses for so doing. Additional solicitation may be made by letter, telephone or facsimile by officers and employees of the Company and its affiliates.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

PRINCIPAL HOLDERS

     The following table sets forth the beneficial ownership as of March 21, 2005 of the Company's Class A and Class B Common Stock, of each person who is not a director or executive officer known by the Company to own beneficially more than 5% of either such class. The percent of the total Common Stock outstanding owned by each such person is based on the outstanding shares of Class A and Class B Common Stock as of March 21, 2005. Unless otherwise noted, the persons shown have sole voting and investment power.

                                             NUMBER OF                                   PERCENT OF
                                               SHARES                   PERCENT OF      TOTAL COMMON
                                            BENEFICIALLY    CLASS OF      CLASS            STOCK
             NAME AND ADDRESS                  OWNED         STOCK     OUTSTANDING      OUTSTANDING
             ----------------               ------------    --------   ------------   ----------------
The St. Paul Travelers Companies, Inc.....   73,406,724     B and A       100.0%             78%
  385 Washington Street                                                 of Class B
  St. Paul, MN 55102                                                   Less than 1%
                                                                        of Class A
Wilmington Trust Corporation and
  Wilmington Trust Company................    2,040,582(1)     A           9.8              2.2
  1100 N. Market Street
  Wilmington, DE 19890
Nautical Trust............................    1,701,439(2)     A           8.2              1.8
  c/o Thompson, Hine LLP
  2000 Courthouse Plaza NE
  P.O. Box 8801
  Dayton, Ohio 45401
FMR Corp. ................................    1,200,200(3)     A           5.8              1.3
  82 Devonshire Street
  Boston, MA 02109

                                             NUMBER OF                                   PERCENT OF
                                               SHARES                   PERCENT OF      TOTAL COMMON
                                            BENEFICIALLY    CLASS OF      CLASS            STOCK
             NAME AND ADDRESS                  OWNED         STOCK     OUTSTANDING      OUTSTANDING
             ----------------               ------------    --------   ------------   ----------------
Barclays Bank PLC.........................    1,128,413(4)     A           5.4              1.2
  54 Lombard Street
  London, EC3P 3AH
Columbia Wanger Asset Management, L.P. ...      987,400(5)     A           5.1              1.0
  227 West Monroe Street
  Suite 3000
  Chicago, IL 60606

-------------------------
(1) According to a Schedule 13G/A filed on February 5, 2005. Wilmington Trust Company is a wholly owned subsidiary of Wilmington Trust Corporation. These entities have sole voting power as to all of the shares, sole investment power as to 2,004,582 of the shares, and shared investment power as to 6,000 of the shares.

(2) According to a Schedule 13G/A filed on February 10, 2004.

(3) According to a Schedule 13G filed on February 14, 2005. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,078,500 shares (5.2%) of the Company's Class A Common Stock. FMR Corp. has sole voting power with respect to 121,700 of the shares, shared voting power with respect to none of the shares, and sole dispositive power with respect to all of the shares.

(4) According to a Schedule 13G filed on February 17, 2004. Barclays Global Investors, NA, Barclays Global Fund Advisors and Barclays Capital Inc., each a subsidiary of Barclays Bank PLC, a bank as defined under Section 3(a)(6) of the Securities Exchange Act of 1934, beneficially own an aggregate of 1,128,413 shares of the Company's Class A Common Stock. Barclays Global Investors, NA is the beneficial owner of 1,040,287 shares and has sole voting and investment power as to 839,853 shares and no voting or dispositive power as to the remaining shares. Barclays Global Fund Advisors is the beneficial owner of 33,126 shares and has sole voting and investment power as to 32,627 shares. Barclays Capital Inc. is the beneficial owner of 55,000 shares and has sole voting and investment power as to all of those shares.

(5) WAM Acquisition GP, Inc. ("WAM") is the general partner of Columbia Wanger Asset Management, L.P. ("Columbia"). Columbia is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, and these shares have been acquired on behalf of discretionary clients of Columbia. WAM and Columbia have shared voting and investment power with respect to all of the shares.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the beneficial ownership, as of March 21, 2005, of the Company's Class A Common Stock by each of the directors and nominees, each of the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group (14 persons). The percentage of outstanding Class A Common Stock owned by each such person and such group is based on the outstanding shares of Class A Common Stock as of March 21, 2005, and the percentage of the outstanding total Common Stock owned by each such person and such group is based on the outstanding shares of Class A and Class B Common Stock as of such date, plus, in each case, shares subject to stock options held by each such person or such group that are currently exercisable or exercisable within 60 days after such date. No shares of Class B Common Stock are owned by any director, nominee for director or executive officer of the Company. Unless otherwise noted, the persons shown have sole voting and investment power.

                                                          NUMBER OF           PERCENT OF        PERCENT OF
                                                            SHARES             CLASS A         TOTAL COMMON
                                                         BENEFICIALLY        COMMON STOCK         STOCK
                        NAME                                OWNED           OUTSTANDING(1)    OUTSTANDING(1)
                        ----                             ------------       --------------    --------------
John P. Amboian......................................     1,234,443(2)            6.0%             1.3%
Jay S. Benet.........................................            --(3)              *                *
Willard L. Boyd......................................         5,051(4)              *                *
John L. Carl.........................................         1,746(5)              *                *
W. John Driscoll.....................................         5,051(4)              *                *
Jay S. Fishman.......................................            --(3)              *                *
William H. Heyman....................................            --(3)              *                *
Duane R. Kullberg....................................         5,051(4)              *                *
Samuel G. Liss.......................................            --(3)              *                *
Roderick A. Palmore..................................         1,743(5)              *                *
Timothy R. Schwertfeger..............................     2,576,963(6)           11.8              2.7
William Adams IV.....................................       426,685(7)            2.1                *
Alan G. Berkshire....................................       341,144(8)            1.6                *
Margaret E. Wilson...................................       272,465(9)            1.3                *
Directors and executive officers as a group (14
  persons)...........................................     4,870,342(10)          23.5              5.2

-------------------------
  *  Less than 1%.

 (1) For the directors and executive officers of the Company, the percentage of outstanding stock is determined by dividing the total number of shares beneficially owned, which includes the shares that would be issued upon exercise of their exercisable options and options that will become exercisable within 60 days after March 21, 2005, by the total number of outstanding shares plus the additional number of shares that would be outstanding if the options and options that will become exercisable within such 60 day period were exercised.

 (2) Includes 1,142,836 shares subject to currently exercisable options, and excludes 144,000 shares of restricted stock, granted under the Company's 1996 Equity Incentive Award Plan (the "1996 Equity Plan"). Mr. Amboian does not have voting or investment power with respect to such restricted shares because the receipt of such shares has been deferred and the deferral period has not ended and is not scheduled to end within 60 days. Also includes 1,607 shares in the Company's 401(k) Plan as to which Mr. Amboian has no voting power. Mr. Amboian's address is c/o Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

 (3) Does not include shares of Class B Common Stock held by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), for which the listed director serves as an executive officer

 (4) Includes 2,016 shares underlying Restricted Stock Units granted under the 1996 Equity Plan. These shares cannot be certificated or sold by Mr. Boyd, Mr. Driscoll or Mr. Kullberg until six months after his service as a director ends. The units have no voting rights.

 (5) Includes 746 and 1,743 shares of underlying Restricted Stock Units granted under the 1996 Equity Plan to Mr. Carl and Mr. Palmore, respectively. These shares cannot be certificated or sold by Mr. Carl or Mr. Palmore until 6 months after his service as a director ends. The units have no voting rights.

 (6) Includes 2,203,720 shares subject to currently exercisable options, and excludes 242,000 shares of restricted stock, granted under the 1996 Equity Plan. Mr. Schwertfeger does not have voting or investment power with respect to such restricted shares because the receipt of such shares has been deferred and the deferral period has not ended and is not scheduled to end within 60 days. Mr. Schwertfeger has shared voting and investment power as to 370,243 shares. Mr. Schwertfeger's address is c/o Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

 (7) Includes 361,000 shares subject to currently exercisable options.

 (8) Includes 301,000 shares subject to currently exercisable options, 6,000 shares as to which Mr. Berkshire has shared voting power, and 3,348 shares in the Company's 401(k) Plan as to which Mr. Berkshire has no voting power.

 (9) Includes 255,000 shares subject to currently exercisable options and 192 shares in the Company's 401(k) Plan as to which Ms. Wilson has no voting power.

(10) Includes 4,263,556 shares subject to currently exercisable options. Does not include 386,000 shares of restricted stock granted under the 1996 Equity Plan, with respect to which the executive officers do not have voting or investment power because the receipt of such shares has been deferred and the deferral period has not ended and is not scheduled to end within 60 days.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)"), as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. During 2004, to the best knowledge of the Company, based on a review of such forms provided to us and written representations from officers and directors, all Section 16(a) reports were filed on a timely basis.

                         ITEM 1.  ELECTION OF DIRECTORS

     Under the provisions of the Company's Restated Certificate of Incorporation, (i) so long as any shares of Class B Common Stock are outstanding, the number of directors shall be ten or more and may not be changed without the unanimous consent of either the Class B directors or the holders of the Class B Common Stock, and (ii) so long as the holders of the Class B Common Stock hold at least 20% of all outstanding shares of Common Stock, as is currently the case, such holders shall be entitled to nominate and elect four directors. The Nominating and Governance Committee of the Company's Board of Directors has nominated and the Board of Directors has recommended to shareholders for election, a total of eleven persons to serve as directors of the Company. Of these nominees, seven directors are to be elected by the holders of the Class A Common Stock and the holders of the Class B Common Stock, voting together as a single class, and four directors are to be elected by the holders of the Class B Common Stock, voting as a separate class.

     A holder of Common Stock may, with respect to the election of the seven directors to be elected by the Common Stock, (i) vote for the election of all of such nominees named herein, (ii) withhold authority to vote for all such nominees, or (iii) vote for the election of all such nominees, other than any nominee with respect to whom the shareholder withholds authority to vote, by so indicating in the appropriate space on the enclosed proxy. No holder of Class A Common Stock may vote for more than seven directors. The election of such directors requires the affirmative vote of a plurality of the shares of the Common Stock present in person or by proxy at the meeting and entitled to vote in such election. The election of the four Class B directors requires the affirmative vote of a plurality of the shares of the Class B Common Stock present in person or by proxy at the meeting and entitled to vote in such election. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-voters will have no effect in the election of directors. Broker non-votes are shares held by brokers or nominees typically in "street name" as to which (i) instructions have not been received from the beneficial owners and
(ii) the broker or nominee does not have discretionary voting power on a particular matter.

     The directors to be elected at the annual meeting will hold office until the annual meeting in 2006 or until their successors are duly elected and qualified. Unless otherwise instructed by the shareholders, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them for the election of each of the nominees named in the "Nominees for Directors" table. However, if any of the nominees shall not be a candidate for election at the time of the meeting, it is intended that either the vacancy be filled by adoption of a resolution so providing by the Board of Directors or by the voting of such shares for such substitute nominee as may be selected by the Board of Directors in the case of any of the seven directors to be elected by the holders of Common Stock, and as may be selected by the holders of Class B Common Stock in the case of a Class B director.

     All of the nominees standing for election by the holders of the Common Stock are currently directors of the Company, who have heretofore been elected directors by the shareholders at an annual meeting, other than Messrs. Benet and Liss who were elected to fill vacancies by the holders of the Class B Stock in May 2004.

NOMINEES FOR DIRECTORS

             NAME                AGE                      PRINCIPAL OCCUPATIONS
             ----                ---                      ---------------------
John P. Amboian................  43    Director of the Company since 1998; President since May
                                       1999; prior thereto, Executive Vice President and Chief
                                       Financial Officer of the Company; prior to June 1995, Senior
                                       Vice President Finance, Strategic Planning and Systems &
                                       Chief Financial Officer for Miller Brewing Company June 1993
                                       to May 1995.
Willard L. Boyd................  77    Director of the Company since 1992; Professor of Law at the
                                       University of Iowa Law School since 1954; President
                                       Emeritus, Field Museum of Natural History since 1996; prior thereto President, Field Museum of Natural History from 1981 to 1996; President Emeritus, University of Iowa since 1981.
John L. Carl...................  57    Director of the Company since 2003; Member of the Board of
                                       Directors of The ServiceMaster Company and Evanston
                                       Northwestern Healthcare; prior thereto Senior Vice President and Chief Financial Officer Allstate Insurance Company from
                                       1999 until July 2002.
W. John Driscoll...............  76    Director of the Company since 1992; Retired since 1994;
                                       prior thereto Chairman of Rock Island Company, a private
                                       investment company.
Duane R. Kullberg..............  72    Director of the Company since 1992; Retired since 1989;
                                       prior thereto, Managing Partner-Chief Executive Officer of
                                       Andersen Worldwide; Director of the Chicago Board Options
                                       Exchange, Inc. and Carlson Companies, Inc.
Roderick A. Palmore............  53    Director of the Company since 2002; Executive Vice
                                       President, General Counsel and Secretary of Sara Lee
                                       Corporation since 2004; prior thereto, Senior Vice
                                       President, General Counsel and Secretary of Sara Lee
                                       Corporation since 1999.
Timothy R. Schwertfeger........  55    Director of the Company since 1992; Chairman and Chief
                                       Executive Officer since 1996; prior thereto, Executive Vice
                                       President of the Company since inception in 1992; Director of Institutional Capital Corporation since 1996.

NOMINEES FOR CLASS B DIRECTORS

             NAME                AGE                      PRINCIPAL OCCUPATIONS
             ----                ---                      ---------------------
Jay S. Fishman.................  52    Director of the Company since 2001; Chief Executive Officer and President of St. Paul Travelers since April 2004; prior thereto, Chairman, Chief Executive Officer and President of
                                       The St. Paul Companies, Inc. since October 2001; prior
                                       thereto Chairman, Chief Executive Officer and President of
                                       The Travelers Insurance Group Inc; Director of Platinum
                                       Underwriters Holdings, Ltd.
Jay S. Benet...................  52    Director of the Company since May 2004; Chief Financial
                                       Officer of St. Paul Travelers since April 2004; prior
                                       thereto, Chief Financial Officer of Travelers Property
                                       Casualty Corp. since February 2002; prior thereto, from
                                       March 2001 until January 2002, head of Financial Planning,
                                       Analysis and Reporting at Citigroup Investments and Chief
                                       Financial Officer for Citigroup's Global Consumer Europe,
                                       Middle East and Africa unit between April 2000 and March
                                       2001.
William H. Heyman..............  56    Director of the Company since 2003; Executive Vice President and Chief Investment Officer of St. Paul Travelers since
                                       April 2004; prior thereto, Executive Vice President and
                                       Chief Investment Officer of The St. Paul Companies, Inc.
                                       since May 2002; prior thereto Chairman of Citigroup
                                       Investments since February 2001, previously Executive Vice
                                       President of Citigroup Investments, and Chief Executive
                                       Officer of Tribeca Investments, LLC; Director of Max Re
                                       Capital, Ltd. (Reinsurance).
Samuel G. Liss.................  48    Director of the Company since May 2004; Executive Vice
                                       President of Strategic Development of St. Paul Travelers
                                       since April 2004; prior thereto, Executive Vice President of
                                       Business Development at The St. Paul Companies, Inc. since
                                       February 2003; prior thereto Managing Director at Credit
                                       Suisse First Boston from 1994 to 2001.

                              CORPORATE GOVERNANCE

     The Company is committed to following sound corporate governance principles. The Company regularly monitors regulatory developments and reviews its policies and procedures in the areas of corporate governance.

CORPORATE GOVERNANCE GUIDELINES

     The Board has adopted Corporate Governance Guidelines, which are posted on the Company's website and available in print to shareholders who request a copy. The guidelines set forth the practices the Board will follow with respect to the composition of the Board, director qualification and responsibilities, Board committees, director access, director compensation, management succession and performance evaluation of the Board, among other things. The Corporate Governance Guidelines can be found at www.nuveen.com, by clicking on "About Us," then "Investor Relations," and finally "Corporate Governance".

CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Business Conduct and Ethics, which applies broadly to all employees, officers and directors and also includes specific provisions applying to the Chief Executive Officer, the Senior Vice President, Finance (the "Principal Financial and Accounting Officer") and other senior financial officers, in compliance with regulatory requirements. The Company also has a Code of Ethics and various related compliance procedures that apply to its business as an investment manager and sponsor of investment products, and the conduct of its employees and executives. The Company will promptly post on its website any amendments or waivers of its Code of Business Conduct and Ethics that apply to the Chief Executive Officer, the Principal Financial and Accounting Officer, and other senior financial officers. The Code of Business Conduct and Ethics, as well as any amendments or waivers thereof, can be found at www.nuveen.com, by clicking on "About Us", then "Investors Relations," and finally "Corporate Governance" and is also available in print to shareholders who request a copy by mail or telephone.

DIRECTOR INDEPENDENCE STANDARDS

     The corporate governance rules adopted by the New York Stock Exchange ("NYSE") generally require that a majority of the members of the Board of Directors of any listed company must qualify as independent directors. There is an exception to this requirement for companies where more than 50% of the voting power is held by an individual, a group or another company (a "Controlled Company"). Historically, the ownership of the Company's Class B Common Stock by St. Paul Travelers has resulted in the Company's being a Controlled Company and in the applicable NYSE standards' not requiring that a majority of the members of the Company's Board of Directors be independent. Following the recent completion of a secondary public offering of Common Stock, St. Paul Travelers no longer owns more than 50% of the voting power of the Company, the Company is no longer a Controlled Company, and the Company will be required to comply with the NYSE standard regarding independent directors within one year. Pursuant to the Company's Corporate Governance Guidelines, the Company's Board of Directors shall seek to ensure that a sufficient number of members of the Board are independent and available to serve on committees of the Board requiring independent directors, including the Audit Committee. The Board has determined that the members of the Audit Committee satisfy the applicable requirements to be considered independent directors for purposes of serving on the Audit Committee, as required by NYSE rules.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has four standing board committees -- the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Current members of the standing committees are named below, with the chairman of each standing committee indicated with an asterisk.

AUDIT COMMITTEE                             NOMINATING AND GOVERNANCE COMMITTEE
Duane R. Kullberg*                          Willard L. Boyd*
Willard L. Boyd                             John L. Carl
John L. Carl                                W. John Driscoll
W. John Driscoll                            Duane R. Kullberg
Roderick A. Palmore                         Roderick A. Palmore

COMPENSATION COMMITTEE                      EXECUTIVE COMMITTEE
W. John Driscoll*                           Timothy R. Schwertfeger*
Willard L. Boyd                             John P. Amboian
John L. Carl                                Willard L. Boyd
Duane R. Kullberg                           Jay S. Fishman
Roderick A. Palmore

     The AUDIT COMMITTEE is charged with assisting the Board of Directors in monitoring (1) the quality and integrity of the Company's financial statements,
(2) the independent auditor's qualifications, independence and appointment, (3) the performance of the Company's independent auditor and internal audit function, and (4) the compliance by the Company with legal and regulatory requirements. The Board of Directors has determined that the members of the Audit Committee satisfy the independence and experience requirements of the NYSE and Securities and Exchange Commission (the "Commission") and also that the Chairman qualifies as an "audit committee financial expert" as defined by the Commission. A copy of the current Audit Committee Charter is posted on the corporate governance section of the Company's website (www.nuveen.com) and is available in print to shareholders who request a copy.

     The COMPENSATION COMMITTEE is responsible for (1) discharging the Board of Directors' responsibility relating to the compensation of the Chief Executive Office and the other executive officers of the Company and the administration of equity incentive award plans of the Company and (2) producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable regulations. A copy of the Compensation Committee Charter is posted on the corporate governance section of the Company's website (www.nuveen.com) and is available in print to shareholders who request a copy.

     The NOMINATING AND GOVERNANCE COMMITTEE is responsible for (1) identifying individuals qualified to become Board members, and recommending to the Board director nominees for election by all stockholders of the Company voting together at the next annual meeting of shareholders (but not the "Class B Directors" as defined in the Company's Certificate of Incorporation), (2) developing and recommending to the Board, the Corporate Governance Guidelines applicable to the Company and reviewing and assessing at least annually the adequacy of such guidelines, and (3) recommending to the Board the formation of new Committees of the Board or the changes to the size or purpose of any Committee of the Board. A copy of the Nominating and Governance Committee charter is posted on the corporate governance section of the Company's website (www.nuveen.com) and is available in print to shareholders who request a copy.

     The EXECUTIVE COMMITTEE is charged with exercising the authority of the Board of Directors in the management of the business of the Company when it is impractical in the opinion of the Chairman of the Committee to convene a quorum of the Board of Directors for a meeting. In exercising such authority, the Committee may not amend the Certificate of Incorporation or By-laws of the Company, adopt an agreement of merger, consolidation, or sale, lease or exchange of substantially all of the Company's property and assets, or take action with respect to the dissolution of the Company or the removal or indemnification of directors. The Executive Committee may only take action by a unanimous vote of the Committee's members.

MEETING ATTENDANCE

     During the last fiscal year, the Company's Board of Directors held four meetings, the Compensation Committee held six meetings, the Audit Committee held six meetings and the Nominating and Governance Committee held three meetings. The Executive Committee did not hold any meetings during the last fiscal year. Each director attended at least 75% of the total number of Board and applicable Committee meetings in the aggregate held in 2004. While the Company has no formal policy regarding attendance at the annual meeting of shareholders, directors are encouraged to attend, and all directors attended the 2004 meeting.

EXECUTIVE SESSIONS

     The Board regularly convenes executive sessions where directors meet without management participation. The Chairman of the Nominating & Governance Committee, currently Mr. Boyd, presides at these executive sessions.

COMPENSATION OF DIRECTORS

     Except for directors employed either by the Company or St. Paul Travelers, or their subsidiaries, directors receive an annual fee of $30,000, a fee of $2,500 for each meeting of the full Board attended, a fee of $2,500 for each meeting of the Audit Committee attended, and a fee of $1,000 for each meeting of the Nominating and Governance or Compensation Committee attended. The chair of the Audit Committee receives an additional annual fee of $10,000. The chairs of the Nominating and Governance and Compensation Committees each receive an additional annual fee of $2,000. Additionally, except for directors employed either by the Company or The St. Paul Companies, Inc., or their subsidiaries, directors receive an annual award of Restricted Stock Units ("RSUs") under the Company's 1996 Equity Plan, which has been approved by shareholders. If the 2005 Equity Incentive Plan is approved by shareholders, these directors will receive awards under that plan. The awards for the director terms ending May 14, 2004 are equal to the whole number of shares of the Company's Class A Common Stock with a value nearest to $25,000, based on the average closing prices for the Class A Common Stock during the 20-trading day period ending on the trading day prior to the award date. For director terms ending May 17, 2005 and thereafter, the awards shall be equal to the whole number of the shares of Class A Common Stock with a value nearest to $35,000 based on the same calculation of average closing prices. The award is made annually on the last day of the director's term (i.e., the business day immediately prior to the day of the annual shareholders' meeting). A director who resigns before the next annual shareholders' meeting will receive no award of RSUs for the partial term service. A director who dies or becomes disabled during his or her term receives a pro rata award of RSUs based on the number of months served prior to death or disability. A new director who joins the Board between annual shareholders' meetings also receives a pro rata award of RSUs based on the number of months served prior to the next annual shareholders' meeting. The RSUs are fully vested when awarded to the directors. However, the RSUs must be deferred, which means that they cannot be certificated or pledged, hypothecated or sold by a director until six months after service on the Board by such director ends. Upon the expiration of such six-month period, a director will receive shares of Class A Common Stock equal to the number of RSUs that such director received during his or her service as a director. To the extent the Company declares and pays dividends on Class A Common Stock during the applicable period, a director will be paid dividend equivalent units based on the number of RSUs held by such director. The RSUs have no voting rights. Independent directors are also eligible to participate, along with all the Company's employees, in the Company's charitable gift matching program, under which the Company matches contributions by directors and employees to qualifying charitable organizations in an amount up to $10,000 per calendar year.

                             EXECUTIVE COMPENSATION

     The following table shows information concerning the annual compensation for services to the Company in all capacities of the chief executive officer and the four other most highly compensated executive officers of the Company (collectively the "Named Executive Officers") during the last three fiscal years. The information in this table and the following tables has been adjusted to reflect the Company's 2-for-1 stock split in June of 2002.

                           SUMMARY COMPENSATION TABLE

                                                            LONG TERM COMPENSATION
                                                          --------------------------
        NAME AND                   ANNUAL COMPENSATION    RESTRICTED       OPTIONS
        PRINCIPAL                 ---------------------     STOCK          (NUMBER           ALL OTHER
        POSITION           YEAR    SALARY     BONUS(1)    AWARDS(4)       OF SHARES)      COMPENSATION(5)
        ---------          ----    ------     --------    ----------      ----------      ---------------
Timothy R.
  Schwertfeger...........  2004   $750,000   $5,540,000   $1,200,584(2)    159,543            $11,392
  Chairman and             2003    750,000    4,609,000           --       317,190             10,975
  Chief Executive Officer  2002    718,750    3,441,000           --       246,959             11,762
                                                           2,847,900(3)    540,000(3)
John P. Amboian..........  2004    500,000    4,709,000    1,020,530(2)    135,618             11,392
  President                2003    500,000    3,918,000           --       269,652             10,975
                           2002    481,250    2,899,000           --       209,797             11,762
                                                           2,330,100(3)    440,000(3)
William Adams IV.........  2004    298,750    1,100,000      265,500(2)     35,282             11,392
  Executive Vice
  President                2003    270,000    1,100,000           --        90,000             10,975
                           2002    270,000      900,000           --        80,000             11,762
                                                                  --       110,000(3)
Alan G. Berkshire........  2004    298,750      800,000      265,500(2)     35,282             11,392
  Senior Vice President    2003    270,000      750,000           --        90,000             10,975
                           2002    270,000      650,000           --        80,000             11,762
                                                                  --       130,000(3)
Margaret E. Wilson.......  2004    279,583      400,000      348,058(2)     23,522             11,392
  Senior Vice President,   2003    270,000      330,000           --        60,000             10,975
  Finance                  2002    270,000      300,000           --        60,000             11,762
                                                                  --        60,000(3)

-------------------------
(1) The amounts shown were paid pursuant to the 2002 Executive Officer Performance Plan in respect of the year shown.

(2) Represents the value of 31,586, 26,849, 6,985, 6,985 and 9,157 shares of restricted stock, respectively, for Messrs. Schwertfeger, Amboian, Adams and Berkshire and Ms. Wilson, based on a market value of $38.01 per share on the award date. These shares were awarded under the 1996 Equity Plan in January 2005 in respect of the year ended December 31, 2004 and will vest in a single installment on January 14, 2008.

(3) These restricted stock and stock option awards were part of an equity incentive award made during 2002 following a peer group benchmarking and broad review of Company executive officer compensation arrangements. These awards include extended vesting provisions with a performance-based potential accelerated vesting in the case of the options. The option awards have satisfied the performance-based requirements and will vest and become exercisable on June 10, 2005 provided the participant is employed on that date. For Messrs. Schwertfeger and Amboian, the restricted stock award amounts shown represent the value of 110,000 shares and 90,000 shares, respectively, of restricted stock awarded under the 1996 Equity Plan effective on May 9, 2002, based on a market value of $25.89 per share on the award date. The shares of restricted stock will vest in one installment on May 9, 2008, provided that the participant is employed on such date. In the event of the participant's earlier termination of employment due to death, disability, retirement, by the Company without Cause, on account of Good Reason or in a Disaffiliation Transaction (as defined in the 1996 Equity
    Plan), the shares of restricted stock will vest pro rata based on the amount of time elapsed between the effective date and the termination date, divided by the six-year base vesting period. Dividends are payable with respect to all restricted shares awarded under the 1996 Equity Plan except where the recipient has elected to defer the receipt of dividends to a later date.

(4) The aggregate number of shares of outstanding restricted stock granted to the Named Executive Officers as of December 31, 2004 (excluding the restricted shares referred in Note 2 above which were granted in January
    2005) and the market value of such shares based on the December 31, 2004 NYSE Composite Transaction closing price of $39.47 per share, are as follows: Mr. Schwertfeger -- 242,000 shares with a value of $9,551,740 and Mr. Amboian -- 144,000 shares with a value of $5,683,680. None of the other Named Executive Officers held restricted stock on December 31, 2004.

(5) In respect of calendar year 2004, includes contributions to the account of each executive officer of $4,892 under the Company's tax-qualified Employees' Profit Sharing Plan (including reallocations of forfeitures under that plan) and $6,500 for matching 401(k) contributions under that plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows information relating to grants of stock options made to the Named Executive Officers in January 2005 in respect of the fiscal year ended December 31, 2004 pursuant to the 1996 Equity Plan.

                                     NUMBER OF     % OF TOTAL
                                     SECURITIES     OPTIONS
                                     UNDERLYING    GRANTED TO    EXERCISE OR                GRANT DATE
                                      OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION    PRESENT
               NAME                  GRANTED(1)   FISCAL YEAR     ($/SHARE)       DATE       VALUE(2)
               ----                  ----------   ------------   -----------   ----------   ----------
Timothy R. Schwertfeger............   159,543         10.0%        $38.01      1/14/2015    $1,198,168
John P. Amboian....................   135,618          8.5%        $38.01      1/14/2015     1,018,491
William Adams IV...................    35,282          2.2%        $38.01      1/14/2015       264,968
Alan G. Berkshire..................    35,282          2.2%        $38.01      1/14/2015       264,968
Margaret E. Wilson.................    23,522          1.5%        $38.01      1/14/2015       176,650

-------------------------
(1) These options become exercisable with respect to the shares of the Company's Class A Common Stock covered thereby in one installment on January 14, 2008.

(2) For options granted under the 1996 Equity Plan, the value is based on a variation of the Black-Scholes option pricing model which assumes (1) a weighted-average risk free interest rate of 3.6%, (2) a 2.3% dividend yield,
    (3) a weighted-average expected life of 5.1 years, and (4) a volatility factor of the Company's estimated stock price performance of 22%. The actual value, if any, an individual may realize will depend on the excess of the market price of the stock over the exercise or base price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated under the above-described variation of the Black-Scholes model. The estimated values under that model are based on subjective assumptions as to interest rates, stock price volatility and future dividend yield.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table shows information regarding the exercise by the Named Executive Officers during 2004 of options to purchase shares of the Company's Class A Common Stock granted under the 1996 Equity Plan, the number of unexercised options held by them at December 31, 2004 and the "in-the-money" value of such unexercised options at that date.

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                            NUMBER OF SHARES     VALUE        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                             ACQUIRED UPON      REALIZED        OPTIONS AT 12/31/04             AT 12/31/04(1)
                              EXERCISE OF         UPON      ---------------------------   ---------------------------
           NAME                 OPTIONS         EXERCISE    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             ----------------    --------    -----------   -------------   -----------   -------------
Timothy R. Schwertfeger...           --                --    2,003,720      1,304,149     $55,674,774    $15,596,795
John P. Amboian...........      240,000        $4,674,332      972,836      1,089,449      25,703,215     13,028,663
William Adams IV..........           --                --      285,000        356,000       7,187,700      4,280,780
Alan G. Berkshire.........       60,000         1,122,618      225,000        376,000       5,510,439      4,520,180
Margaret E. Wilson........           --                --      195,000        240,000       4,815,089      2,900,100

-------------------------

(1) Based on the NYSE -- Composite Transaction closing price of $39.47 for the Company's Class A Common Stock on December 31, 2004.

                        LONG-TERM INCENTIVE PLAN AWARDS

     There were no long-term incentive plan awards (which are defined under applicable disclosure rules to exclude restricted stock and stock option awards) made to any of the Named Executive Officers during the fiscal year ended December 31, 2004.

                                RETIREMENT PLANS

     Each of the Named Executive Officers participates in the Company's non-contributory Retirement Plan, in which employees hired prior to January 1, 2002 who have completed one year of service and attained age 21 are eligible to participate. Employees of certain subsidiaries of the Company are not eligible to participate in the Retirement Plan. The table below sets forth with respect to the Retirement Plan and the Excess Benefit Retirement Plan (the "Excess Benefit Plan", described below) the estimated annual straight life annuity benefits calculated upon retirement at normal retirement age for employees with the remuneration and years of service indicated. Effective March 24, 2004, the Company amended the Retirement Plan such that no new employees will enter the Retirement Plan or the Excess Benefit Plan as of such date, and existing participants will not accrue any new benefits under the Retirement Plan or the Excess Benefit Plan after March 31, 2014.

 AVERAGE
FINAL BASE        ESTIMATED ANNUAL BENEFITS YEARS OF SERVICE
  SALARY     ----------------------------------------------------
----------      15         20         25         30         35
             ----------------------------------------------------
 $125,000    $ 28,125   $ 37,500   $ 46,875   $ 56,250   $ 65,625
 $150,000    $ 33,750   $ 45,000   $ 56,250   $ 67,500   $ 78,750
 $175,000    $ 39,375   $ 52,500   $ 65,625   $ 78,750   $ 91,875
 $200,000    $ 45,000   $ 60,000   $ 75,000   $ 90,000   $105,000
 $300,000    $ 67,500   $ 90,000   $112,500   $135,000   $157,500
 $400,000    $ 90,000   $120,000   $150,000   $180,000   $210,000
 $500,000    $112,500   $150,000   $187,500   $225,000   $262,500
 $600,000    $135,000   $180,000   $225,000   $270,000   $315,000
 $700,000    $157,500   $210,000   $262,500   $315,000   $367,500
 $800,000    $180,000   $240,000   $300,000   $360,000   $420,000

     Each participant's benefits are determined under a formula which takes into account years of credited service and the participant's average monthly compensation during the five consecutive calendar years of highest annual compensation in the ten consecutive calendar years prior to retirement, less a portion of primary Social Security benefits. The maximum annual benefit payable under the plan was not to exceed the lesser of $165,000 in 2004, and 100% of a participant's average aggregate compensation for the three consecutive years in which he received the highest aggregate compensation from the Company or such lower limit as may be imposed by the Internal Revenue Code. Participants vest after five years of service to the Company and its subsidiaries. The plan generally provides for payments to or on behalf of each vested employee upon such employee's retirement at the normal retirement age provided under the plan or later, although provision is made for payment of early retirement benefits on a graduated reduced basis according to provisions of the plan. Normal retirement age under the plan is 65. An employee whose age and years of service add up to 90 is entitled to an unreduced pension despite not having attained normal retirement age.

     The Excess Benefit Plan provides certain highly compensated employees who participate in the Retirement Plan, including, but not limited to, Messrs. Schwertfeger, Amboian, Adams and Berkshire and Ms. Wilson, with additional retirement income in an amount equal to the difference between (i) the benefits any such employee would have received under the Retirement Plan but for limitations imposed by the Internal Revenue Code on the amount of annual benefits payable pursuant to a tax-qualified retirement plan and (ii) the benefits actually payable to such employee under the Retirement Plan.

     The credited years of service under the Retirement Plan and the Excess Benefit Plan for Messrs. Schwertfeger, Amboian, Adams and Berkshire and Ms. Wilson as of December 31, 2004 were 26, 8.5, 22.5, 6 and 5.5, respectively. Compensation on which plan benefits are based includes only base salary, as shown in the Summary Compensation Table, and not bonuses, incentive compensation, or profit-sharing plan contributions. The annual base salaries for Messrs. Schwertfeger, Amboian, Adams and Berkshire and Ms. Wilson as of December 31, 2004 were $750,000, $500,000, $298,750, $298,750 and $279,583, respectively.

                             EMPLOYMENT AGREEMENTS

     Effective November 1, 2002, the Company entered into employment agreements (each, an "Agreement") with Mr. Schwertfeger and Mr. Amboian (each, an "Executive"). Each Agreement provides for a three-year initial term and an automatic one-year extension on the second and subsequent anniversaries of the Agreement if Executive remains employed by the Company. Under each Agreement, Executive will receive (1) an annual base salary ($750,000 for Mr. Schwertfeger and $500,000 for Mr. Amboian) which amount cannot be reduced during the term of the Agreement, (2) continued participation in the Company's 2002 Executive Officer Performance Plan or its successors consistent with past practices and competitive pay practices, and (3) a right to participate in the Company's employee benefit programs and policies. In the event Executive's employment is terminated (a) other than for Cause or (b) for Good Reason (each as defined hereafter), Executive will receive (1) a pro-rated annual bonus for the year of termination based on his average bonus for the last three years ("Recent Average Bonus"), (2) a lump sum cash payment equal to three times Executive's annual base salary plus his Recent Average Bonus, (3) continuation of welfare benefits for the earlier of three years or the date of re-employment with another employer, (4) three years of additional service credit under the Company's Retirement Plan, and (5) immediate vesting of all outstanding equity awards.

     Cause as defined in each Agreement means (1) the willful and continued failure of Executive to perform substantially his duties with the Company, (2) willful engaging by Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company, (3) conviction of a felony or a guilty or nolo contendere plea by Executive, or (4) a material breach of Executive's responsibility under the Agreement to maintain the confidential information. The term "Good Reason" is defined as (1) any action by the Company which results in a material diminution of Executive's position, authority, duties or responsibilities, (2) any failure by the Company to pay Executive the contractually determined compensation, (3) a requirement that Executive be based at an office or location other than Chicago, Illinois, (4) the failure by the Company to require any successor to expressly assume and agree to perform the Agreement, (5) a termination of Executive not permitted by the Agreement, and
(6) the failure of the Board of Directors to nominate Executive for election to the Board or to appoint Executive, in Mr. Schwertfeger's case, to each Committee of the Board (other than the Audit, Compensation and Nominating and Governance Committees) and, in Mr. Amboian's case, to the Executive Committee of the Board, where legally permitted to do so. In addition, Executive's resignation shall be deemed to be a termination for Good Reason (a) where such termination would constitute a "Qualifying Termination" under the St. Paul Travelers Special Severance Policy and any successor plan or policy for its most senior executives, (b) where Executive resigns for any reason during the 60 day period following the six-month anniversary of a Change of Control of the Company (as defined under the 1996 Equity Plan) where Executive was not actively and substantially involved in the negotiation of the terms of such Change of Control transaction, and (c) when Executive resigns at any time during the two years following such a Change of Control when (1) his title, position, authority, duties and responsibilities are changed adversely, (2) a change is made without his consent to the Company's business strategy or business operations which is inconsistent in any material respect with the Company's business strategy or business operations immediately prior to the Change of Control, and (3) Executive is asked to report to any person other than the Chief Executive Officer or the Board of Directors of a publicly traded company that is the Company or a successor to the Company (where the Company is publicly traded) or the Chief Executive Officer of the ultimate parent of the acquiring Company (where the Company is privately held). Each Agreement further provides that Executive will not be permitted to solicit or hire any person employed by the

Company for twelve months after termination of employment and that in the event Executive becomes entitled to benefits or payments in connection with the termination of his employment following a Change of Control which subjects him to any excise taxes imposed by Section 4999 of the Internal Revenue Code, the Company will reimburse Executive in an amount necessary to fully offset such tax payments.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2004 about the Company's Class A Common Stock that may be issued upon the exercise of options and rights under the Company's existing equity compensation plans.

                                                                               NUMBER OF SECURITIES
                                                                              REMAINING AVAILABLE FOR
                              NUMBER OF SECURITIES                             FUTURE ISSUANCE UNDER
                               TO BE ISSUED UPON         WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                  EXERCISE OF           EXERCISE PRICE OF        PLANS (EXCLUDING
                              OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
       PLAN CATEGORY          WARRANTS AND RIGHTS      WARRANTS AND RIGHTS          COLUMN(A))
       -------------          --------------------     --------------------   -----------------------
                                      (A)                      (B)                      (C)
Equity compensation plans
  approved by security
  holders...................       18,737,619(1)              $22.17                 3,300,936(2)
Equity compensation plans
  not approved by security
  holders...................              N/A                    N/A                       N/A
Total.......................       18,737,619                 $22.17                 3,300,936

-------------------------
(1) Excludes 462,351 shares of restricted stock granted under the compensation plan approved by shareholders. Of such shares, 3,500 shares have not been delivered because the restrictive period has not yet lapsed, and the receipt of the remaining shares has been deferred by the recipients beyond the expiration of the restrictive period.

(2) All such shares are available for issuance pursuant to stock option awards. Of these shares, 1,722,750 are also available for issuance pursuant to restricted stock awards.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

ROLE OF THE COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program, including the oversight of executive compensation policies and decisions, administration of the annual cash incentive award plan applicable to executive officers and administration of the Company's equity incentive plans, under which awards have historically been made to a broad group of employees. The Committee's responsibilities are reflected in its Charter, which is reviewed and approved annually by the Committee and the full Board of Directors. The Committee's membership is determined annually by the full Board of Directors and includes only independent directors. The Committee meets regularly throughout the year and reports on its activities and recommendations at each regular quarterly meeting of the Board. From time to time the Committee may delegate authority to fulfill various functions of administering the Company's plans to employees of the Company. In addition, the Committee has authority to engage the services of outside advisers to assist the Committee. In recent years, on several occasions, the Committee has engaged an independent compensation consulting firm to assist the Committee in its review of compensation arrangements or plans.

GENERAL COMPENSATION PHILOSOPHY

     The Committee's general compensation philosophy is that incentive compensation should vary with the Company's financial performance and that equity incentive awards should be used to closely align employees' interests with those of shareholders. The total amount paid to all employees as annual incentive compensation, including cash and equity awards, has historically been a fixed percentage (25% for 2004) of the Company's pre-incentive, pre-tax net operating income. This provides a strong incentive for profitability and cost control as the compensation of executives and all other employees is directly related to Company earnings.

COMPONENTS OF EXECUTIVE COMPENSATION

     Total compensation for executives is comprised of base salaries, benefits and perquisites, annual incentive awards and long-term incentive awards. The various components of executive compensation reflect the following policies:

        - Base salaries have been set near the median level for the asset management industry, as the Company has emphasized annual cash incentive awards and long-term equity incentive awards to provide total compensation levels sufficient to attract and retain talented and productive executives. The annual base salaries of the Chief Executive Officer (CEO) and President as reflected in the "Salary" column of the Summary Compensation Table included elsewhere in this Proxy Statement, have not been adjusted since 2002.

        - The executive officers participate in a wide array of benefit plans that are available to employees of the Company generally, including health and welfare plans, pension and retirement savings plans and a dependent college tuition payment plan. Each executive officer also participates in a supplemental retirement plan related to the Company's tax-qualified defined benefit pension plan. The supplemental plan provides retirement benefits to replace those lost under the tax-qualified plan because of limitations imposed by the Internal Revenue Code on the amount of annual benefits payable under such plan. Certain executive officers receive reimbursement for certain luncheon and health club dues and parking expenses and/or participate in the Company's non-qualified deferred compensation program, under which receipt of annual incentive awards may be deferred.

        - Annual incentive awards for the CEO and President and for the other executive officers have been made under a formula-based plan approved by shareholders that calculates awards, subject in some cases to negative discretion, based on specific Company-wide financial results. For 2004, the Executive Officer Performance Plan provided for an award payable to the CEO equal to the sum of (I) 2.0% of the Company's pre-incentive, pre-tax net operating income in excess of 20% of the average stockholders' equity for the year and (II) 8.5% of the increase in the Company's 2004 after-incentive, pre-tax net operating income over the same measure for the prior year. As provided in the plan, the award payable to the President (the next most senior officer-director) was 85% of the award for the CEO. For all other plan participants, the formula maximum was reduced significantly by the Committee in its discretion. Of the formula award for the CEO and President, the Committee continued in 2004 its practice of paying 70% in cash, as reflected in the "Bonus" column of the Summary Compensation Table included elsewhere in this Proxy Statement.

        - For many years, annual incentive awards for the CEO and President and for the other executive officers have included an equity component. In the past, the equity component principally consisted of at-the-money stock options, valued using a modified Black-Scholes valuation methodology, which vest in one installment at the end of three years. For 2004, the Committee continued its practice of paying 30% of the formula award for the CEO and President under the Executive Officer Performance Plan in the form of equity, although this year the equity award was split in approximately equal value between restricted shares and at-the-money stock options valued on a modified Black-Scholes basis, all of which vest in one installment at the end of three years. Those awards are reflected in the "Long-Term Compensation" columns of the Summary Compensation Table included elsewhere in this Proxy Statement. This change from prior years reflects a shift from all stock options to a mix of stock options and restricted shares made across the broader employee population that receives equity awards as part of annual incentive compensation, and it is consistent with the recommendation of the Committee's independent compensation consultant and broader trends in equity compensation practices among public companies.

        - From time to time, the Committee has made long-term, equity-based incentive awards to executives outside of the Company's annual formula-based incentive award program. These awards have been made either in connection with a change in executive compensation approach or plans or to incent executive management to achieve specified Company performance goals, by including performance-based vesting criteria. No such award was made to any executive officers during 2004. In early 2005, long-term equity performance share awards were made to a group of senior managers, including each executive officer, that will vest based on the achievement of Company performance goals during the period 2005 to 2007 and the satisfaction of additional time based vesting after 2007. The performance criteria for these awards are described below.

PERFORMANCE-BASED COMPENSATION

     Annual incentive awards under the Executive Officer Performance Plan, including those made for 2004 as described above, have been calculated pursuant to a formula that is based on achievement of specific Company-wide performance criteria. Under the Executive Officer Performance Plan in place for 2004, these performance criteria included achievement by the Company of (1) pre-incentive, pre-tax net operating income in excess of a specified return on average shareholders' equity and (2) growth in after-incentive, pre-tax net operating income over the prior year's level. The Committee believes that this mix of performance criteria is appropriate to incent efficient use of the Company's capital and expense control, as well as pursuit of appropriate, sustainable growth opportunities for the Company's business. The same formula in place for 2004 will continue for 2005.

     In January 2005 the Committee approved long-term equity performance (LTEP) awards, including restricted shares and ten-year, at-the-money stock options, to approximately 25 senior managers of the Company, including all executive officers. These awards will vest only if specified Company-wide performance criteria are met by the end of 2007 and are subject to additional time-based vesting if the performance criteria are met. The LTEP awards were not part of any annual incentive program and were not made pursuant to the Executive Officer Performance Plan. The performance vesting criteria for these awards include (1) the growth in two earnings measures through 2007 and (2) the growth in assets under management with a revenue-producing profile consistent with the Company's current assets by the end of 2007. One-half of the LTEP awards can become performance vested if only one of the performance criteria is met. The Committee believes these multi-year performance criteria, and the extended total vesting period to as much as six years, are appropriate and well aligned with shareholder interests.

     The Board of Directors also has approved a new Executive Performance Plan for the year 2006 and beyond, which will be submitted for shareholder approval at the May 2005 annual shareholders meeting of the Company. The new plan is designed to enable the full deductibility of annual incentive compensation paid to executive officers by providing a maximum award under the plan equal to a fixed percentage of pre-bonus earnings before interest and taxes. The Committee intends to exercise its negative discretion and may consider additional specific Company-wide performance criteria for 2006 and subsequent years in determining the actual annual incentive award payable for the year to the CEO and President under the plan, subject to the plan maximum amount. Any additional specific performance criteria used by the Committee in the exercise of its negative discretion to determine actual annual incentive awards will be reviewed and adjusted from time to time by the Committee as it deems appropriate.

REVIEW OF CEO COMPENSATION

     The Committee periodically asks its independent compensation consultant to conduct a benchmarking analysis of the compensation of the Company's executive officers against peer companies in the asset management industry. In addition, the Committee has recently reviewed all elements of compensation of the CEO under different scenarios, including a voluntary resignation, a qualifying retirement under the Company's pension plan, an involuntary termination by the Company and upon a change of control of the Company. This review included salary, annual bonus, equity and long-term incentive compensation, stock option and restricted stock values, the dollar value of all perquisites, the actual projected payout obligations under the Company's tax-qualified pension plan and non-qualified supplemental retirement plan and contractual arrangements relating to termination of employment and change of control. The relevant contractual arrangements are set forth in the CEO's employment agreement, which was considered and approved by the Company's Board of Directors in 2002. Based on this review, the Committee finds the CEO's total compensation (and, in the case of the severance and change-of-control scenarios, the potential payouts) in the aggregate to be reasonable in the context of the benchmarking analysis and other matters considered by the Committee.

DEDUCTIBILITY OF COMPENSATION

     The Committee is aware that the Internal Revenue Code provides a $1 million limit on the deductibility for federal tax law purposes of compensation paid to top executives of publicly-traded companies, subject to certain exceptions. The exceptions included one for compensation based on attainment of objective performance standards that have been approved by stockholders. The Company's Executive Officer Performance Plan is designed to qualify for this exception and to permit the full deductibility by the Company of compensation paid to executive officers thereunder. Stock options granted to executive officers under the Company's equity-based plans are also generally intended to qualify for this exception. Restricted shares granted to executive officers under these plans do not qualify for this exception, unless they are granted in payment of an award under the Executive Officer Performance Plan or unless specified performance-based vesting criteria are established at the time of grant. The Committee intends to continue to pursue compensation strategies and programs designed to permit the Company to retain federal tax benefits while providing appropriate performance incentives. The Committee may from time to time award compensation that is not fully deductible for tax purposes in circumstances it deems appropriate.

CONCLUSIONS

     The Committee believes that the Company's profitability-linked annual incentive programs and use of equity-based awards for a significant portion of executive incentive compensation have served the Company well and will continue to do so. We believe that the caliber and motivation of the Company's executive officers and other employees are particularly important factors affecting the Company's long-term performance.

     As the Company's business continues to evolve, we will regularly review the Company's executive compensation programs and make appropriate changes to try to ensure that the specific programs and performance objectives in effect best fit the Company's strategies and operating environment.

                                          W. John Driscoll, Chairman
                                          Willard L. Boyd
                                          John L. Carl
                                          Duane R. Kullberg
                                          Roderick A. Palmore

                    THE NUVEEN INCENTIVE COMPENSATION PLANS

GENERAL

     The Compensation Committee has recommended, and the Board of Directors has approved, subject to shareholder approval, the Company's 2005 Equity Incentive Award Plan (the "2005 Equity Incentive Plan) and the Company's Executive Performance Plan (the "Performance Plan"). The principal purpose of the 2005 Equity Incentive Plan is to provide equity based incentive awards to enable the Company to attract and retain highly qualified employees and to strengthen the mutuality of interests between plan participants and the Company's shareholders. The principal purpose of the Performance Plan is to provide a basis to link incentives payable to the Company's senior officers to appropriate performance criteria for the Company and its subsidiaries, and to enable the Company to fully deduct such a compensation for tax purposes. The Company has maintained for many years compensation and incentive programs that establish a direct relationship between employee compensation and Company results, and the plans submitted to shareholders hereunder continue this philosophy.

     Under Section 162(m) of the Internal Revenue Code, publicly traded companies and their consolidated subsidiaries cannot deduct compensation in excess of $1 million paid in any year to any of the named executive officers, unless an exception to the limitations of Section 162(m) applies, including the exception for compensation that is "performance based." To be considered performance based, a plan must, among other things, be approved by a publicly traded company's shareholders. The 2005 Equity Incentive Plan and the Performance Plan are being submitted to shareholders for approval pursuant to
Section 162(m) in an effort to provide that compensation payable by the Company under such plans is generally deductible by the Company.

     Each of the Performance Plan and the 2005 Equity Incentive Plan will be administered by a Committee of the Board of Directors consisting of at least two directors. The Board has designated its Compensation Committee to administer the 2005 Equity Incentive Plan and the Performance Plan. Each member of the Compensation Committee is currently an "outside director" within the meaning of
Section 162(m) of the Code and the regulations thereunder. The Compensation Committee is authorized to establish rules and regulations for administration of the Performance Plan and the 2005 Equity Incentive Plan, to make awards under those Plans, and to make determinations and interpretations under those Plans. The following summaries of the 2005 Equity Incentive Plan and the Performance Plan are qualified by reference to the copies of the Plans attached as Exhibits A and B hereto.

             ITEM 2.  APPROVAL OF THE NUVEEN INVESTMENTS, INC. 2005
                             EQUITY INCENTIVE PLAN

     The 2005 Equity Incentive Plan has been adopted by the Board of Directors, subject to the approval of shareholders.

PRINCIPAL TERMS OF THE PLAN

     SHARES AUTHORIZED. The total number of shares of Class A Common Stock available for issuance in connection with awards under the 2005 Equity Incentive Plan is equal to the sum of (i) 7,000,000 shares of Class A Common Stock, (ii) any shares of Class A Common Stock subject to an award under the 2005 Equity Incentive Plan or the 1996 Equity Plan, as amended that expires without being exercised, or are forfeited, canceled, settled or otherwise terminated without a distribution of Class A Common Stock to a participant, (iii) shares of Class A Common Stock delivered (either actually or by attestation) to or withheld by the Company in connection with the exercise of a stock option awarded under the 2005 Equity Incentive Plan or the 1996 Equity Plan, or in payment of any required income tax withholding for the exercise of a stock option or the vesting of restricted stock awarded under the 2005 Equity Incentive Plan or the 1996 Equity Plan, and
(iv) the number of shares of Class A Common Stock repurchased by the Company in the open market or otherwise with the cash proceeds received by the Company in connection with stock option exercises under the 2005 Equity Incentive Plan or the 1996 Equity Plan. In the event of stock dividends, stock splits, extraordinary distributions of cash or property, and certain other changes in capitalization, the Compensation Committee may make appropriate adjustments to the number and class of shares of Class A Common Stock available for awards under the 2005 Equity Incentive Plan, to the number, class or price of shares subject to outstanding awards, and to the limits on individual awards under the 2005 Equity Incentive Plan. The shares available for awards are expected to be sufficient for the Company's equity incentive award needs for approximately three years.

     PARTICIPANTS. Employees, consultants and non-employee directors of the Company, its subsidiaries and affiliates are eligible to participate in the 2005 Equity Incentive Plan, as selected and approved by the Compensation Committee. It is anticipated that approximately two hundred fifty persons will be eligible to participate initially. Awards under the 2005 Equity Incentive Plan may be in the form of stock options, restricted shares or restricted stock units, and stock appreciation rights.

     STOCK OPTIONS. Stock options awarded under the 2005 Equity Incentive Plan can be granted in the form of "incentive stock options" that are intended to comply with the requirements under Section 422 of the Internal Revenue Code (the "Code") or "non-qualified stock options." Each stock option will be evidenced by an award agreement that describes the terms and conditions of the grant. Stock options entitle a participant to purchase shares of Class A Common Stock at a price per share established by the Compensation Committee at the award date, which may not be less than the fair market value of such stock on the award date. The term of a stock option may not exceed ten (10) years from the award date. Stock options, whether or not currently exercisable, may not be sold, transferred, exchanged or encumbered except in limited circumstances specified in the 2005 Equity Incentive Plan, unless otherwise provided by the Compensation Committee. The 2005 Equity Incentive Plan provides that an award agreement for non-qualified stock options may permit a participant to transfer these stock options to certain family members, trusts for the benefit of such family members, or family partnerships.

     The 2005 Equity Incentive Plan links vesting and exercisability of stock options to a participant's termination of "service" rather than employment, in order to include the participant's service as a director or consultant to the Company, it subsidiaries and affiliates, if applicable. In addition, the vesting of awards may be linked to the achievement of specified performance goals. The award agreement will specify the terms and conditions under which a stock option may be exercised after the participant's death, retirement, disability or other termination of service. In general, awards granted pursuant to the Company's annual incentive compensation program (In Lieu Awards) have provisions more favorable to the participants than awards under the 2005 Equity Incentive Plan that are not in respect of such program. Except as otherwise specified by the Compensation Committee at the time of grant, upon the termination of a participant's service because of death, Disability or Retirement, by the Company without Cause or by a participant for Constructive Termination or due to a Disaffiliation Transaction (as each term is defined in the 2005 Equity Incentive
Plan),
any outstanding stock options that have not yet become exercisable will become exercisable. All of these outstanding stock options, if they are In Lieu Awards, will remain exercisable for a period of five (5) years following the date of termination (but not after the expiration date of the stock option), and if they are not In Lieu Awards, will become exercisable and will remain exercisable for a period of three (3) years (but not after the expiration date of the stock option) following a termination of service for the above described reasons. In the event of a termination of service for any other reason, stock options that have not yet become exercisable will be forfeited, and all other outstanding stock options will remain exercisable for a period of 120 days following the date of termination (but not after the expiration date of the option).

     The maximum number of shares of Class A Common Stock that may be granted to a participant underlying granted stock options pursuant to the 2005 Equity Incentive Plan in a calendar year is 1,200,000. The maximum number of shares of Class A Common Stock that may be issued to participants in the aggregate as incentive stock options is 7,000,000. Once granted, the exercise price of stock options may not be reduced and new stock options with lower exercise prices may be issued to replace outstanding stock options.

     RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Restricted stock awards consist of shares of Class A Common Stock that are awarded to a participant, subject to forfeiture if the conditions and restrictions established by the Compensation Committee are not met. These conditions may include, but are not limited to, continued service for a specified period and/or the achievement of specified performance goals. Restricted stock units are notional accounts that are valued solely by reference to shares of Class A Common Stock. Restricted stock units may contain restrictions similar to those that apply to restricted stock, and are payable only in shares of Class A Common Stock. Each restricted stock and restricted stock unit grant will be evidenced by an award agreement that will specify the applicable restrictions and any other terms and conditions applicable to the grant, as determined by the Compensation Committee.

     If the award agreement provides, a participant may elect, in accordance with procedures established by the Compensation Committee, to defer receipt of restricted stock and any dividend equivalents until a date specified in the election. All deferral elections must comply with the requirements of Code
Section 409A.

     Unless otherwise specified in an award agreement, participants holding shares of restricted stock may exercise full voting rights, and have the right to receive dividends and other distributions, with respect to those shares. The Company will retain the stock certificates representing shares of restricted stock in its possession until all the restrictions applicable to the shares have been satisfied and the shares vest. Except as unless otherwise specified in an award agreement, a participant cannot sell, assign or otherwise alienate the restricted shares, other than by will or by the laws of descent and distribution or pursuant to certain domestic relations orders. If a participant has elected to defer receipt of restricted stock, the participant will have no rights of a shareholder with respect to these shares before delivery, but will receive payment of compensation equal to the dividends that would otherwise be paid thereon ("dividend equivalents") on a current or deferred basis as elected by the participant.

     Unless otherwise provided by the Committee or in an award agreement, any unvested restricted shares will vest, and all deferred restricted stock will be delivered, if a participant's service with the Company is terminated because of death, Disability or Retirement, by the Company for any reason other than Cause, or by the participant for Constructive Termination or as a result of Disaffiliation Transaction (as each term is defined in the 2005 Equity Incentive
Plan). In the event of termination of service for any other reason, restricted stock that has not yet fully vested will be forfeited.

     The maximum number of shares of Class A Common Stock that may be granted to any participant under restricted stock awards in any one calendar year is 350,000. The total number of shares of Class A Common Stock that may be issued in the aggregate in connection with the awards of restricted stock cannot exceed 3,500,000.

     STOCK APPRECIATION RIGHTS ("SARS"). The Compensation Committee may grant freestanding SARs (SARs granted independently of a stock option), tandem SARs (SARs granted in connection with a related stock option), and/or any combination of these forms of SARs. The grant price of a freestanding SAR will equal the fair market value of the Class A Common Stock on the date of grant. The grant price of a tandem SAR will equal the exercise price of the related stock option. A tandem SAR may be exercised for all or some of the shares subject to the related stock option upon the surrender of the right to exercise the equivalent portion of the related stock option. A tandem SAR may be exercised only as to the shares for which its related stock option is then exercisable. The term of a SAR may not exceed ten years. When exercised, a SAR entitles the participant to a payment based on the excess of the fair market value of a share of Class A Common Stock on the exercise date over the fair market value of the share of Class A Common Stock on the grant date.

     The SAR award agreement will specify whether and under what circumstances the SAR may be exercised after the plan participant's death, Disability, Retirement or other termination of employment. Upon the termination of a participant's service because of death, Disability or Retirement, any outstanding SAR that has not yet become exercisable will become exercisable and will remain exercisable for a period of three (3) years following the date of termination (but not after the expiration date of the SAR). Upon the termination of a participant's service by the Company without cause or by a participant for constructive termination, any outstanding SAR that has not yet become exercisable will become exercisable and will remain exercisable for a period of 120 days following the date of termination (but not after the expiration date of the SAR). In the event of termination of service for any other reason, stock options that have not yet become exercisable will be forfeited, and all other outstanding stock options shall remain exercisable for a period of 120 days following the date of termination (but not after the expiration date of the option).

     PERFORMANCE GOALS. The Compensation Committee may make awards subject to the achievement of one or more performance goals based upon attainment of one or any combination of the following: net earnings; operating earnings or income; earnings growth; net income (absolute or competitive growth rates comparative); net income applicable to shares; gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative); revenue backlog; margins realized on delivered services; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital); earnings per share; return on shareholders' equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common shareholders' equity; absolute and/or relative return on capital; absolute and/or relative return on assets; levels of assets under management; economic value added (income in excess of cost of capital); customer satisfaction; cost control or expense reduction; and ratio of operating expenses to operating revenues.

     Performance goals may be established, in each case, with respect to the Company or any subsidiary, division or department of the Company or subsidiary for or within which the participant is primarily employed. The performance goals also may be based upon attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

     PLAN ADMINISTRATION. The 2005 Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee may select individuals for participation in the 2005 Equity Incentive Plan, determine the types, sizes, terms and provisions of awards, modify the terms of any award, and authorize the exchange or replacement of awards. The Compensation Committee may delegate any of its authority with respect to the 2005 Equity Incentive Plan to any one or more of the members thereof, or to an officer of the Company, other than any such delegation that would cause awards or other transactions under the 2005 Equity Incentive Plan to cease to be exempt from Section 16(b) of the Exchange Act or to cease to qualify as "performance-based compensation" under Code
Section 162(m). The Compensation Committee or its delegatee has the authority to construe and interpret the 2005 Equity Incentive Plan and any award agreement thereunder, to prescribe, amend and rescind rules and regulations relating to plan administration and to make all other determinations necessary or advisable for the administration of the 2005 Equity Incentive Plan. The duties of the Compensation Committee or its delegatee also include, but are not be limited to, making disbursements and settlements of awards, creating trusts, and determining whether to defer or accelerate the vesting of, or the lapsing of restrictions or risk of forfeiture with respect to, stock options, restricted stock or SARs.

     CHANGE IN CONTROL. In the event of a "change in control" of the Company (as defined in the 2005 Equity Incentive Plan), the Committee may provide that all unexercised stock options will become immediately and fully exercisable, all shares of restricted stock that have not yet vested will become immediately and fully vested, any remaining restrictions on the transferability of shares acquired pursuant to an award will immediately lapse, and any unpaid restricted stock units, SARs, and deferred dividend equivalents will be immediately paid to the participant. In certain changes in control, generally involving the acquisition of all of the stock or assets of the Company by another person, the Compensation Committee has the discretion to provide for the termination of all outstanding stock options upon providing written notice to affected participants.

     AMENDMENT. The 2005 Equity Incentive Plan may be terminated, suspended, amended or modified by the Board of Directors, with the consent of a majority of the Class B Directors, provided that no termination, suspension, amendment or modification (i) may be made without shareholder approval to the extent such approval is required by federal or state law, regulation or rule of any stock exchange or automated quotation system on which the Class A Common Stock is listed or quoted, or (ii) may, without the consent of the participant affected, impair the rights of a participant with respect to awards made under the 2005 Equity Incentive Plan.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Company has been advised that, based on the current provisions of the Code and regulations promulgated thereunder, the federal income tax consequences of the grant, vesting and exercise of awards under the 2005 Equity Incentive Plan and the subsequent disposition of stock acquired thereby will be as described below. The following discussion addresses only the general federal income tax consequences of awards. Participants in the 2005 Equity Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations.

     NON-QUALIFIED STOCK OPTIONS. Generally, an optionee will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the granting of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired at the time the option is exercised over the exercise price for such shares. At that time, the Company will be allowed a tax deduction equal to the amount of ordinary taxable income recognized by the optionee, subject to the limitations described below.

     When an optionee exercises a non-qualified stock option by paying the exercise price solely in cash, the basis in the shares acquired is equal to the fair market value of the shares on the date ordinary income is recognized, and the holding period for such shares begins on the day after the shares are received. When an optionee exercises a non-qualified stock option by exchanging previously acquired shares of Class A Common Stock of the Company held as capital assets in partial or full payment of the exercise price, shares of Class A Common Stock of the Company received by the optionee equal in number to the previously acquired shares exchanged therefor will be received free of tax and will have the same basis and holding period as such previously acquired shares. The optionee will recognize ordinary taxable income equal to the fair market value of any additional shares received by the optionee, less the amount of any cash paid by the optionee. The optionee will have a basis in such additional shares equal to their fair market value on the date ordinary income is recognized and the holding period of such shares will commence on the day after they are transferred to the optionee. When shares of Class A Common Stock acquired through the exercise of a stock option are immediately sold to satisfy any required tax withholding, the participant will recognize a short-term capital gain or loss, as the case may be, with respect to those shares. In this situation, the amount of the short-term capital gain or loss, if any, will equal the difference between the amount of the proceeds received upon the sale of the shares (which are used to satisfy any required tax withholding) over the participant's tax basis in those shares. The participant's tax basis in those shares will equal the exercise price paid plus the amount recognized by the participant as ordinary income upon exercise. If the proceeds from the sale of the shares equals the participant's tax basis, the participant will recognize no short-term capital gain or loss.

     Upon subsequent disposition of shares acquired upon exercise of a non-qualified stock option, the difference between the amount realized on the sale and the basis in the shares is treated as long-term or short-term capital gain or loss, depending on the holding period for the shares. Long-term capital gain or loss treatment is applicable if the shares are held for more than one year. The subsequent disposition of shares acquired by exercise of a non-qualified stock option will not result in any additional tax consequences to the Company.

     INCENTIVE STOCK OPTIONS. A participant will not recognize ordinary income upon the granting of an incentive stock option, and the Company will not be entitled to a tax deduction at that time. If the incentive stock option is exercised during employment, or within three months thereafter (or one year in the case of a permanently and totally disabled employee), the participant will not recognize any income, and the Company will not be entitled to a tax deduction. However, the excess of the fair market value of the shares of Class A Common Stock on the date of exercise over the exercise price is includible in computing the participant's alternative minimum taxable income. If the participant disposes of the shares of Class A Common Stock acquired by exercise of an incentive stock option within either two years of the date of grant or one year of the date of exercise, the participant will recognize ordinary income, and the Company will be entitled to a tax deduction, equal to the excess of the fair market value of these shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the participant. If the shares of Class A Common Stock are disposed of after the two year and one year periods described above, the Company will not be entitled to any tax deduction, and the entire gain or loss for the participant will be treated as a long-term capital gain or loss.

     RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Generally, a participant will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the grant of restricted stock or restricted stock units. Upon the lapsing of restrictions on restricted stock or restricted stock units, or, if the restricted stock is deferred pursuant to the provisions of the 2005 Equity Incentive Plan, upon the delivery of the restricted stock at the expiration of the deferral period, the holder will recognize taxable income equal to the fair market value of the shares on the date of such lapse or delivery. Alternatively, if the restricted stock is not deferred, the participant may file an election with the Internal Revenue Service, within 30 days after the grant of restricted stock, to recognize taxable income at the time of the grant, in which event the amount of such taxable income will be equal to the fair market value of the shares on the date of grant (less any amount paid for the restricted stock) without giving effect to the restrictions on transfer. Any dividends or dividend equivalents paid on shares of restricted stock prior to the date on which the participant recognizes taxable compensation with respect to the shares will be taxable to the participant as taxable income rather than as ordinary dividends. In any event, at the time the participant recognizes income with respect to the restricted stock, the Company is entitled to a deduction in an equal amount, subject to the limitations described below.

     STOCK APPRECIATION RIGHTS. A participant will not recognize any taxable income upon the grant of a stock appreciation right. The participant will recognize taxable income in the year in which the stock appreciation right is exercised in an amount equal to the excess of the fair market value of the underlying shares of Class A Common Stock on the exercise date over the grant price of the stock appreciation right. The Company will be entitled to a tax deduction equal to the amount of taxable income recognized by the participant in connection with the exercise of the stock appreciation right.

     CODE SECTION 409A. To the extent awards under the 2005 Equity Incentive Plan provide for the deferral of compensation, the Company intends that these awards will satisfy the requirements Code Section 409A.

     LIMITATIONS ON COMPANY'S ABILITY TO TAKE DEDUCTIONS. The Company must satisfy applicable federal tax reporting requirements with respect to stock awards under the 2005 Equity Incentive Plan in order to be entitled to the deductions described above. In addition, Code Section 162(m) provides that compensation of any individual who is the Chief Executive Officer or any of the other named executive officers of the Company may not be deducted to the extent such compensation exceeds $1 million in any taxable year, unless certain exceptions apply, including an exception for compensation which qualifies as "performance based" under Code Section 162(m). Awards granted under the 2005 Equity Incentive Plan should be able to qualify as performance-based for purposes of Code Section 162(m) if they are either stock options granted with an exercise price not less than fair market value on the date of grant, or stock appreciation rights or restricted stock that vests upon the achievement of objective performance goals of the type described above. The 2005 Equity Incentive Plan permits the making of awards that would not qualify as performance-based compensation.

     If awards made under the 2005 Equity Incentive Plan are accelerated in connection with a change in control of the Company, all or a portion of the value of these awards could constitute "excess parachute payments." The Company would not be permitted to deduct excess parachute payments, and the recipient of such a payment would be subject to a 20 percent federal excise tax. Furthermore, excess parachute payments to individuals covered by Code Section 162(m) would reduce the $1 million limitation on deduction of their compensation by an equal amount, and thus could result in other compensation to such individuals being nondeductible by the Company.

VOTE REQUIRED

     Approval of the 2005 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the 2005 Equity Incentive Plan. A holder of Common Stock may, with respect to the approval of the 2005 Equity Incentive Plan, (i) vote "FOR" such approval, (ii) vote "AGAINST" such approval or (iii) "ABSTAIN" from voting on the 2005 Equity Incentive Plan. A vote to abstain on this matter will have the effect of a vote against approval of the 2005 Equity Incentive Plan; however broker non-votes are not considered shares entitled to vote and will not affect the outcome of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NUVEEN INVESTMENTS, INC. 2005 EQUITY INCENTIVE PLAN. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN.

                 ITEM 3. APPROVAL OF EXECUTIVE PERFORMANCE PLAN

     The Performance Plan has been adopted by the Board of Directors, subject to the approval of shareholders.

PRINCIPAL TERMS OF THE PLAN

     The Performance Plan (a copy of which is attached as Exhibit B) provides for an award ("Award") of incentive compensation to a participating executive (a "Participant") of the Company which satisfies the requirements of performance-based compensation under Section 162(m) of the Internal Revenue Code. Subject to approval by shareholders, the Performance Plan shall be effective commencing January 1, 2006 for each fiscal year of the Company or such other period designated by the Compensation Committee (the "Performance Period") and shall continue in place thereafter indefinitely unless terminated. The persons eligible to be Participants under the Performance Plan commencing in 2006 will include all of the Company's Executive Officers.

     The Performance Plan establishes a maximum formula award that any Participant designated by the Compensation Committee (the "Committee") is eligible to receive for any Performance Period (the "Maximum Award"). Awards under the Performance Plan will be based on the Company's future performance, and the Committee has discretion to pay a Participant an Award that is less than the Maximum Award, including paying the Participant no Award under the Performance Plan. The Committee intends to exercise negative discretion to determine the actual incentive award payable to the Participants under the Performance Plan for the Performance Period. The Committee may consider a variety of additional performance criteria in determining the amount of actual incentive awards, subject in each case to the Maximum Award. Under the Performance Plan, the Maximum Award to a Participant for any Performance Period is equal to three percent (3.0%) of the Company's Pre-bonus Earnings Before Interest and Taxes. Promptly after the end of a Performance Period, the Committee will compute the amount of the Maximum Award that could be paid to each Participant and will determine the amount of the actual Award to be paid to each Participant based on the Committee's evaluation of Company performance for the applicable Performance Period.

     "Pre-bonus Earnings Before Interest and Taxes" for any Performance Period shall mean the consolidated earnings before net interest and taxes of the Company for such year, before deduction of any expense associated with (i) Awards under the Performance Plan, (ii) awards under the Company's annual incentive award plan, and (iii) the grant, vesting and payment of awards under the Company's equity incentive plans (including, without limitation, expenses relating to the award of stock options or of restricted stock, and the payment of dividends or dividend equivalents) regardless of when such awards were made. In addition to the foregoing, Pre-bonus Earnings Before Interest and Taxes with respect to any Performance Period shall also exclude the negative impact of any intangible asset amortization, non-recurring items, extraordinary items, discontinued operations, cumulative effects of accounting changes, and other unusual items of expense which are identified as such and quantified in the financial statements, footnotes to the financial statements or MD&A section of the Annual Report.

     The Performance Plan shall be administered by the Committee, which shall have full authority to interpret the Performance Plan, to establish rules and regulations relating to the operation of the Performance Plan, to select Participants, to determine the Maximum Award and the amount of any Award and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Performance Plan. The Committee's interpretation of the Performance Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders and Participants, executives, former executives and their respective successors and assigns. No member of the Committee shall be eligible to participate in the Performance Plan.

     Awards may be paid in cash, stock, restricted stock, options, other stock-based or stock-denominated units or any combination thereof determined by the Committee. Equity or equity-based Awards may be granted under the terms and conditions of the applicable equity incentive plan. Payment of the Award may be deferred in accordance with a written election by the Participant in accordance with the terms of any deferred compensation plan of the Company.

     The Committee may amend or terminate the Performance Plan at any time and from time to time, provided that no such amendment that would require the consent of the stockholders of the Company pursuant to Section 162(m) of the Code shall be effective without such consent. No amendment that adversely affects a Participant's rights to, or interest in, an Award granted prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto in writing.

     The actual amount payable to each Participant under the Performance Plan is not currently determinable because it will depend on future Company performance and the Committee's authority to further reduce the ultimate payment in its discretion. For information regarding awards made in respect of fiscal 2004, under a different incentive plan of the Company, the 2002 Executive Officer Performance Plan, refer to the "Summary Compensation Table" and the "Compensation Committee Report" located elsewhere in this proxy statement.

VOTE REQUIRED

     Approval of the Performance Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the Performance Plan. A holder of Common Stock may, with respect to the approval of the Performance Plan, (i) vote "FOR" such approval, (ii) vote "AGAINST" such approval or (iii) "ABSTAIN" from voting on the Performance Plan. A vote to abstain on this matter will have the effect of a vote against approval of the Performance Plan; however, broker non-votes are not considered shares entitled to vote and will not affect the outcome of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NUVEEN INVESTMENTS, INC. EXECUTIVE PERFORMANCE PLAN. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR APPROVAL OF THE PERFORMANCE PLAN.

                         STOCKHOLDER RETURN INFORMATION

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Class A Common Stock to the Russell 2000 Index and internally calculated Peer Group for the 5-year period commencing December 31, 1999 and ending December 31, 2004. In each case, the chart assumes a $100 investment on December 31, 1999 and that all dividends are reinvested. The Average Annual Return on JNC for the period is 32.53%.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                              (PERFORMANCE GRAPH)

----------------------------------------------------------------------------------------------------------------
                                     DEC-1999     DEC-2000     DEC-2001     DEC-2002     DEC-2003     DEC-2004
----------------------------------------------------------------------------------------------------------------
 JNC                                   100          164          234          226          244          369
 Russell 2000                          100           97          100           79          117          138
 Peer Group                            100          168          153          117          170          224
----------------------------------------------------------------------------------------------------------------

     The Company's Peer Group includes all domestic publicly traded investment management firms with a market capitalization of at least 1% of the Peer Group. The results are included for each full year in which the firm was publicly traded and met the minimum capitalization requirements. The return of the Peer Group is weighted by the market capitalization of each firm at the beginning of each year such firms are included in the Peer Group. The following companies are included in the Peer Group:

     Affiliated Managers Group..........................    AMG
     Alliance Capital Management........................    AC
     Blackrock..........................................    BLK
     Eaton Vance........................................    EV
     Federated Investors................................    FII
     Franklin Resources.................................    BEN
     Gabelli Asset Management...........................    GBL
     Legg Mason.........................................    LM
     Neuberger Berman...................................    NEU       (2000-2002)
     SEI Investments....................................    SEIC
     Janus Capital Group, Inc. .........................    JNS/SV    (2001-present)
     T. Rowe Price Associates...........................    TROW
     Waddell & Reed.....................................    WDR

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring (1) the quality and integrity of the Company's financial statements, (2) the independent auditor's qualifications, independence and appointment (3) the performance of the Company's independent auditor and internal audit function, and (4) the compliance by the Company with legal and regulatory requirements. Among other responsibilities, we review, in our oversight capacity, the Company's annual financial statements with both management and the independent auditors and we meet periodically with the independent and internal auditors to consider their evaluation of the Company's financial and internal controls. We also select, subject to shareholder ratification, the Company's independent auditors. Our Committee is composed of five non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors has determined that each Committee member is independent as currently defined by New York Stock Exchange listing standards.

     In discharging our duties, we have met with, and held discussions with, management and the Company's independent and internal auditors regarding, among other things, the audited financial statements. Management has represented to the independent auditors that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. We have also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company's independent auditors provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

     We have reviewed and discussed with senior management their assertion and opinion regarding internal controls included in the Company's 2004 Annual Report on Form 10-K as required by Section 404 of the 2002 Sarbanes-Oxley Act. Management has confirmed to the Committee that internal controls over financial reporting have been appropriately designed, and are operating effectively to prevent or detect any material financial statement misstatements. We have also reviewed and discussed with KPMG LLP its audit and opinion regarding the Company's internal controls as required by Section 404, which opinion is included in the 2004 Annual Report on Form 10-K.

     Based on our review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, we have recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K.

Duane R. Kullberg, Chairman
Willard L. Boyd
John L. Carl
W. John Driscoll
Roderick A. Palmore

                   FEES AND SERVICES OF INDEPENDENT AUDITORS

     FEES PAID TO INDEPENDENT AUDITORS. The following table shows the fees paid by the Company for audit and other services provided by KPMG LLP for fiscal years 2004 and 2003.

                                                                2004       2003
                                                                ----       ----
Audit Fees(1)...............................................  $454,000   $299,500
Audit Related Fees(2).......................................    66,300     48,900
Tax Fees(3).................................................    92,750     86,000
All Other Fees..............................................       -0-        -0-
                                                              --------   --------
                                                      Total:  $613,050   $434,400

-------------------------
(1) For 2004, Audit Fees include fees for the internal control audit required by
    Section 404 of Sarbanes-Oxley Act of 2002.

(2) For 2004 and 2003, Audit Related Fees primarily consisted of fees for professional services relating to executive compensation reports, the debt covenant compliance report, the Company's benefit plan audits and other accounting related matters.

(3) For 2004 and 2003, Tax Fees consisted of principally of professional services relating to the Company's federal and state tax returns and also included miscellaneous tax related services.

     PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee Charter provides that the Committee is responsible for pre-approving all audit services and permitted non-audit services to be performed for the Company by the independent auditor. In addition, the Audit Committee has adopted a standing resolution that authorizes the Chairman of the Audit Committee, between meetings of the Committee, to pre-approve fees and expenses of any permitted non-audit services to be performed for the Company by its independent auditor, including tax services, provided (1) that such non-audit services are not services that relate to regularly recurring needs of the Company of the type covered by an annual engagement and (2) that the total value of such services, together with other non-audit services pre-approved by the Chairman pursuant to this delegation of authority subsequent to the most recent meeting of the Committee, does not exceed 20% of the estimated cost of the annual audit services of the independent auditors most recently approved by the Committee. All of the fees paid to the independent auditors in 2004 were pre-approved in accordance with these provisions.

                         ITEM 4. SELECTION OF AUDITORS

     The independent certified public accounting firm of KPMG LLP, a member of the international accounting firm Klynveld Peat Marwick Goerdeler, has been selected by the Audit Committee of the Board of Directors to act as the auditors for the Company and its subsidiaries for the current fiscal year. At the annual meeting, the shareholders will be asked to ratify the selection of KPMG LLP. A holder of the Class A or Class B Common Stock may, with respect to the selection of independent auditors, (i) vote "FOR" such selection, (ii) vote "AGAINST" such selection or (iii) "ABSTAIN" from voting on the selection. A vote to abstain from voting on this matter will have the effect of a vote against such selection. Broker non-votes are not considered shares entitled to vote and will not affect the outcome of the vote.

     KPMG LLP, which has served as independent auditors of the Company and its subsidiaries since the Company's inception in March 1992, is expected to have a representative present at the annual meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions of shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR RATIFICATION OF THE SELECTION OF KPMG LLP.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT OF ST. PAUL TRAVELERS ASSETS

     From time to time, one or more of the Company's registered investment advisers may manage assets for St. Paul Travelers or its affiliates (including its pension funds and/or insurance accounts) on arm's length terms in a collective investment vehicle offered to others as well as St. Paul Travelers or in a separate account pursuant to a customary investment advisory agreement with St. Paul Travelers. As of December 31, 2004, the Company managed approximately $160 million in assets for St. Paul Travelers pursuant to such arrangements.

REGISTRATION RIGHTS AGREEMENT

     The Company and St. Paul Travelers are parties to a Registration Rights Agreement, dated May 19, 1992 (the "Registration Agreement"), pursuant to which the Company agreed to register under the Securities Act of 1933 the sale of shares of Common Stock held by St. Paul Travelers. In February 2005, St. Paul Travelers requested, pursuant to the Registration Agreement, that the Company register for resale in a delayed or continuous offering all of the shares of Common Stock held by St. Paul Travelers. In April 2005, St. Paul Travelers completed an underwritten public offering of a majority of its Common Stock interest and a concurrent offering of shares of Common Stock underlying mandatorily exchangeable securities to be issued and sold by certain affiliates of the underwriters in the underwritten public stock offering. In connection with the secondary public offering, the Company and St. Paul Travelers entered into the Stock Repurchase Agreement and the Separation Agreement described below.

REPURCHASE AGREEMENT

     On March 29, 2005, the Company and St. Paul Travelers entered into a Stock Repurchase Agreement (the "Repurchase Agreement") providing for the repurchase by the Company of shares of its Common Stock held by St. Paul Travelers. Under the Repurchase Agreement, simultaneous with the closing of the underwritten public stock offering referred to above on April 12, 2005, the Company repurchased from St. Paul Travelers 6,064,281 shares of Class B Common Stock for an aggregate purchase price of $200 million (such repurchase the "Closing Repurchase"). In addition, the Company has agreed in the Repurchase Agreement that, on a future date determined as described below, but in any case on or before December 23, 2005, it will repurchase 12,128,562 additional shares of Nuveen common stock from St. Paul Travelers for an aggregate purchase price of $400 million, plus interest at an annual rate of 3.5% less any dividends paid or payable to St. Paul Travelers on those shares (such forward repurchase, the "Forward Repurchase"). The purchase price per share paid by the Company in respect of the Closing Repurchase, and to be paid by the

Company in respect of the Forward Repurchase, is $32.98, which is equal to the net proceeds per share received by St. Paul Travelers in the underwritten public stock offering.

     The timing of the settlement of the Forward Repurchase is dependent upon the Company's receipt of approvals from shareholders of funds registered under the Investment Company Act of 1940, as amended (such funds, the "Registered Funds"), of new investment advisory agreements with relevant Nuveen advisory subsidiaries (such approvals, the "Fund Approvals"), but regardless of what Fund Approvals are received, the settlement of the Forward Repurchase will occur no later than December 23, 2005. The Company has agreed in the Repurchase Agreement to use reasonable best efforts to obtain the Fund Approvals, and St. Paul Travelers has agreed to reimburse the Company for its expenses in doing so. If Fund Approvals have been received from 90% of assets under management in the Registered Funds prior to August 25, 2005, or 80% of assets under management in the Registered Funds on or after August 25, 2005, the Forward Repurchase will be settled five business days following the satisfaction of either percentage condition (we refer to the earlier of this date and December 23, 2005, as the "Settlement Date"). If the Fund Approvals condition is not satisfied, the Settlement Date will be December 23, 2005, and St. Paul Travelers will be required to deliver shares of Class A Common Stock borrowed or acquired in open market purchases in settlement of the Forward Repurchase, while retaining an equal number of shares of Class B Common Stock until December 27, 2005.

     St. Paul Travelers agreed in the Repurchase Agreement to retain ownership of shares of Class B Common Stock constituting more than 25% of the voting securities of the Company until the Settlement Date. Following the Settlement Date, St. Paul Travelers has no obligation to continue holding its shares of Nuveen common stock and may sell or transfer these shares at any time thereafter. Any such sale or transfer without the Company first having received the requisite Fund Approval with respect to any particular Registered Fund would result in the termination of the existing investment advisory agreement with respect to that Registered Fund, although under the Investment Company Act each agreement so terminated could be replaced by an interim agreement on the same terms lasting up to 150 days while the Company continued to seek the requisite Fund Approvals. Any failure ultimately to obtain the requisite Fund Approvals could adversely affect the Company's revenues.

     Also as part of the Repurchase Agreement, St. Paul Travelers agreed that, in the event it ceases to hold at least 25% of the voting securities of the Company, it will convert its remaining shares of Class B Common Stock to Class A Common Stock. As a result, St. Paul Travelers would cease to have special governance rights associated with shares of Class B Common Stock under the Company's Restated Certificate of Incorporation (including director appointment rights and veto rights over common stock issuances, by-law amendments and amendments to the Company's Restated Certificate of Incorporation).

SEPARATION AGREEMENT

     On April 1, 2005, the Company entered into a Separation Agreement with St. Paul Travelers that addresses the separation of the parties following the completion of the underwritten public stock offering described above. Under the terms of the Separation Agreement, the parties agreed to cooperate with, and provide indemnification to, each other on certain tax matters, including with respect to a restoration election under the Internal Revenue Code and in respect of Illinois state corporate income taxes paid on a unitary basis for periods prior to the separation. The parties also agreed to cooperate following the separation with respect to providing necessary information about each other, and the Company agreed to use reasonable efforts to provide St. Paul Travelers with information necessary for St. Paul Travelers' legal and regulatory filings.

St. Paul Travelers agreed to reimburse the Company for its out-of-pocket fees and expenses associated with the underwritten public stock offering and associated transactions, including, among other things, printing and filing fees, professional fees, and incremental mailing costs of notices required to be sent to fund clients other than Registered Funds. St. Paul Travelers also agreed to use best efforts to obtain and maintain directors and officers insurance coverage, at no cost to the Company, for six years on behalf of the Company for occurrences prior to the time that the Company ceases to be a subsidiary of St. Paul Travelers, and certain related agreements.

               PROPOSALS BY SHAREHOLDERS FOR 2006 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 2006 annual meeting of shareholders must be received by the Company by December 6, 2005 in order to be considered for inclusion in the Company's 2006 Annual Meeting Proxy Statement and form of proxy to be mailed in March 2006. Such proposal must be in writing and comply with the proxy rules of the Securities and Exchange Commission.

     Notice of any proposal to be presented by any shareholder at any meeting of shareholders, as set forth in the By-laws of the Company, shall be given to the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the meeting: provided however, that if the date of the meeting is first publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice shall be given not more than ten days after such date is first so announced or disclosed. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth shareholder's name and address, the number and class of all shares beneficially owned and any material interest of such shareholder in the proposal. The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposal not to be considered if such notice has not been duly given.

     In light of the Company's status as a "Controlled Company" under the New York Stock Exchange governance rules, the Nominating and Governance Committee has adopted no policy regarding the consideration of persons recommended by shareholders as candidates for election to the Board of Directors beyond what is contained in the By-laws of the Company. The By-laws provide that a shareholder wishing to nominate a candidate for election to the Board is required to give notice to the Secretary of the Company of such nomination. The notice of nomination must be received by the Company not less than 60 days nor more than 90 days prior to the shareholders' meeting, or if less than 70 days' notice or prior disclosure of the meeting date is given or made, the notice of nomination must be received within ten days after the meeting date is announced. The notice of nomination is required to contain certain information as set forth in the By-laws about both the nominee and the shareholder making the nomination. The Company may require that the proposed nominee furnish other information to determine that person's eligibility to serve as director. The Nominating and Governance Committee will consider such a nomination as it deems appropriate in its discretion. A nomination that does not comply with the above requirements will not be considered.

     Such proposals or nominations should be addressed to Alan G. Berkshire, Corporate Secretary, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

                   SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders who wish to communicate with one or more directors of the Company may do so as in the following manner. All such communications should be addressed to: Nuveen Investments, Inc. Board of Directors, c/o Corporate Secretary, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606. The Corporate Secretary will relay the communications to the Chairman of the Nominating and Governance Committee, provided that the Corporate Secretary may exercise his discretion not to forward (1) communications that do not relate specifically to the Company or its business operations, including solicitations and invitations to seminars or other events, and (2) communications that do not present credible evidence that they are from a Company shareholder.

                                    GENERAL

     Management does not intend to present and does not have reason to believe that others will present any other items of business at the meeting. However, if other matters are properly presented at the meeting for a vote, the persons named in the proxies will have discretion to vote in accordance with their own judgment on such matters.

     A list of shareholders entitled to be present and to vote at the meeting will be available at the offices of the Company, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

     A COPY (EXCLUDING EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY AT NUVEEN INVESTMENTS, INC., 333 WEST WACKER, CHICAGO, ILLINOIS 60606.

     Failure of a quorum to be present at the meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Company's By-laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

     IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                    ALAN G. BERKSHIRE
                                                        Secretary

                                                                       EXHIBIT A

                            NUVEEN INVESTMENTS, INC.

                           2005 EQUITY INCENTIVE PLAN

     Nuveen Investments, Inc. (the "Company") hereby establishes the Nuveen Investments, Inc. 2005 Equity Incentive Plan for the benefit of its eligible Participants (as hereinafter defined) for the purposes hereinafter set forth. The Plan permits the award of Stock Options, Restricted Stock and Restricted Stock Units, and Stock Appreciation Rights.

                                   ARTICLE I

                                  DEFINITIONS

     Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:

     "AFFILIATE" means any corporation, including a Nuveen Subsidiary, that is a parent or subsidiary corporation (as Code Sections 424(e) and (f) define those terms) with respect to the Company.

     "AWARD" shall mean an award of Stock Options, Restricted Stock and Restricted Stock Units, Stock Appreciation Rights, or any combination thereof.

     "AWARD AGREEMENT" means an agreement entered into between the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted to the Participant.

     "AWARD DATE" shall mean, with respect to any Award, the date of the grant or award as specified by the Committee in the Award Agreement.

     "BENEFICIARY" shall mean (i) in the event of the Disability or incompetence of a Participant, the person or persons who shall have acquired on behalf of such Participant by legal proceeding or otherwise the right to receive the benefits specified under this Plan, or (ii) in the event of a Participant's death, the person, persons, trust or trusts that the Participant has designated in his or her most recent written beneficiary designation filed with the Committee in accordance with Section 14.2, to receive the benefits specified under this Plan, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     "BOARD OF DIRECTORS" or "BOARD" shall mean the Board of Directors of the Company.

     "CAUSE" shall have the meaning set forth in any employment, consulting, or other written agreement between an Employer and the Participant. If there is no employment, consulting, or other written agreement between an Employer and the Participant, or if such agreement does not define "Cause," then "Cause" shall have the meaning specified in the Award Agreement; provided, that if the Award Agreement does not so specify, "Cause" shall mean, as determined by the Committee in its sole discretion, the Participant: (i) engages in conduct that is injurious to the Company; (ii) engages in any act of dishonesty or misconduct that results in damage to the Company or its business or reputation or that the Committee determines to adversely affect the value, reliability or performance of the Participant to the Company; (iii) refuses or fails to substantially comply with the Company's human resources rules, policies, directions and/or restrictions relating to harassment and/or discrimination, or with compliance or risk management rules, policies, directions and/or restrictions; (iv) loses any license or registration that is necessary for the Participant to perform his or her duties, or commits any act that could result in the legal disqualification of the Participant from being employed by the Company or a Nuveen Subsidiary; (v) fails to cooperate with the Company or a Nuveen Subsidiary in any internal investigation or administrative, regulatory or judicial proceeding; or (vi) continuously fails to perform his or her duties to the Company (which may include any sustained and unexcused absence of the Participant from the performance of such duties, which absence has not been certified in writing as due to physical or mental illness or Disability), after a written demand for performance has been delivered to the Participant identifying the manner in which the Participant has failed to substantially perform his or her duties. If any part of the definition of Cause set forth in clauses (i) through (vi) above is deemed applicable to a Participant, this shall not preclude or prevent the reliance by the Company or the Committee on any other part of the definition that also may be applicable. In addition, a Participant's Service shall be deemed to have terminated for Cause if, after the Participant's Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause.

     "CHANGE IN CONTROL" shall mean any of the following:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not be deemed to result in a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (c) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (A) or (B) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; or

          (b) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) The approval by the shareholders of the Company and consummation of (i) a reorganization, merger or consolidation or sale, or other disposition of all or substantially all of the assets of the Company or (ii) the acquisition of assets or stock of another corporation in exchange for voting securities of the Company (each of (i) and (ii), a "Business Combination"); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly (except to the extent that such ownership existed prior to the Business Combination), an amount of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation representing the greater of (1) 20% thereof or (2) a percentage thereof equal to or greater than the percentage thereof held after such transaction by the persons who were the owners of the Company's Class B Common Stock prior to such transaction; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, unless a majority of the Incumbent Board determines otherwise, no Change in Control shall be deemed to have occurred with respect to a particular Participant if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, employee or director of the Company.

     "CLASS B DIRECTORS" shall mean those members of the Board of Directors that have been nominated and elected by the holders of the Company's Class B Common Stock in accordance with the provisions of the Company's certificate of incorporation.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean a committee of the Board of Directors, the members of which are selected by and serve at the pleasure of the Board of Directors; provided, however, that the Committee shall at all times consist entirely of directors who are "outside directors" within the meaning of Code Section 162(m), "independent directors" within the meaning of Section 303A of the New York Stock Exchange's Listed Company Manual, and "nonemployee directors" within the meaning of Exchange Act Rule 16b-3. The Committee shall initially be the Compensation Committee of the Board of Directors.

     "COMMON STOCK" shall mean the Company's Class A Common Stock.

     "COMPANY" shall mean Nuveen Investments, Inc., a Delaware corporation, and its successors.

     "CONSTRUCTIVE TERMINATION" shall have the specific meaning set forth in any written employment or consulting agreement between the Employer and the Participant. If the Participant is not a party to a written employment or consulting agreement with an Employer, or if such agreement does not define "Constructive Termination," then the concept of "Constructive Termination" as used in this Plan, and rights or obligations attendant thereto, shall not apply to the Participant.

     "CONSULTANT" means an individual who is not an Employee or Director of the Company or an Affiliate, but who is providing services to the Company or an Affiliate as an independent contractor.

     "DEFERRED RESTRICTED STOCK" means Restricted Stock, the delivery of which is deferred pursuant to Section 8.7.

     "DIRECTOR" means any individual who is a member of the Board of Directors.

     "DISABILITY" shall have the meaning set forth in any employment, consulting, or other written agreement between an Employer and the Participant. If there is no employment, consulting, or other written agreement between an Employer and the Participant, or if such agreement does not define "Disability," then "Disability" shall have the meaning given in the long-term disability insurance plan or program maintained by the Employer for the Participant or, if none, then "Disability" shall mean the inability of a Participant to perform the services normally rendered to his or her Employer due to a physical or mental impairment that can be expected to be of either permanent or indefinite duration, as determined by the Committee, and that results in the Participant's inability to perform his or her normal duties to the Employer.

     "DIVIDEND EQUIVALENT" shall mean a right to receive on the payment date for any dividend on the shares of Common Stock underlying an Award, cash compensation from the Company equal to the dividend that would have been paid on such shares of Common Stock (or the Fair Market Value of such dividend, if such dividend would not have been paid in cash), if such shares had been issued and outstanding, fully vested and held by the Participant on the record date for payment of such dividend. Notwithstanding the foregoing, if such dividend would not have been paid in cash, the Dividend Equivalent with respect thereto shall not be paid unless and until certificates evidencing the shares of Common Stock with respect to which it is paid are issued to the Participant (at which time such Dividend Equivalent shall be paid together with interest thereon at the Prime Rate from the date such dividend would have been payable until the payment date for such Dividend Equivalent). With respect to Dividend Equivalents payable on shares of Deferred Restricted Stock, payment of all Dividend Equivalents may also be deferred pursuant to the deferral election with respect to such Restricted Stock, subject to Code Section 409A. Unless specifically provided otherwise, the term "Dividend Equivalents" includes (but is not limited to) deferred Dividend Equivalents. Dividend Equivalents shall be provided automatically in connection with an Award of Deferred Restricted Stock, and may be provided in the Committee's discretion, in connection with any other Award under the Plan.

     "EFFECTIVE DATE" shall mean January 13, 2005, the date the Board of Directors adopted the Plan, subject to the approval of the Company's shareholders.

     "EMPLOYEE" means a person employed by the Company or an Affiliate in a common law employee-employer relationship.

     "EMPLOYER" shall mean the Company with respect to its employees and each Affiliate or Nuveen Subsidiary with respect to its employees.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "EXERCISE PRICE" shall mean the price at which each share of Common Stock covered by a Stock Option may be purchased.

     "FAIR MARKET VALUE" of a share of Common Stock shall mean the closing price of the Common Stock on the New York Stock Exchange as reported on the Composite Tape and published in The Wall Street Journal, or, if there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock. "Fair Market Value" of other property shall be determined by the Committee.

     "FREESTANDING SAR" means a SAR that is granted independently of any Options, as described in Article IX.

     "INCENTIVE STOCK OPTION" or "ISO" shall mean a right to purchase a specified number of shares of Common Stock at a specified price, which is intended to comply with the terms and conditions for a tax-qualified stock option as set forth in Code Section 422, as such section may be in effect from time to time.

     "LEAVE OF ABSENCE" means any leave of absence approved by the Company. A Participant shall not cease to be an Employee for purposes of this Plan solely on account of a Leave of Absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave any ISO held by the Participant shall cease to be treated as an ISO and shall be treated for tax purposes as an NSO. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, reserves the right to designate a Participant's leave of absence as "Personal Leave;" provided that military leaves and approved family or medical leaves shall not be considered Personal Leave. No Awards shall be made to a Participant during Personal Leave. A Participant's unvested Awards shall remain unvested during such Personal Leave and the time spent on such Personal Leave shall not count towards the vesting of such Awards. A Participant's vested Stock Options that may be exercised shall remain exercisable upon commencement of Personal Leave until the earlier of (i) a period of one year from the date of commencement of such Personal Leave; or (ii) the remaining exercise period of such Stock Options. Notwithstanding the foregoing, if a Participant returns to the Company from a Personal Leave of less than one year and the Participant's Stock Options have not lapsed, the Stock Options shall remain exercisable for the remaining exercise period as provided at the time of grant and subject to the conditions contained herein.

     "NON-QUALIFIED STOCK OPTION" or "NSO" shall mean a right to purchase a specified number of shares of Common Stock at a specified price, which is not intended to comply with the terms and conditions for a tax-qualified stock option as set forth in Code Section 422, as such section may be in effect from time to time.

     "NUVEEN SUBSIDIARY" shall mean any corporation, limited liability company, or other entity, of which 50% or more of the normal voting power for the election of directors or other managers is owned, directly or indirectly, by the Company.

     "PARTICIPANT" shall mean an Employee, Consultant or a non-employee Director to whom the Committee has granted an Award under the Plan.

     "PERFORMANCE GOALS" shall mean performance goals established by the Committee prior to the grant of an Award based on the attainment of one or any combination of the following, in each case of the Company or a Nuveen Subsidiary, or a division or department of the Company or a Nuveen Subsidiary for or within which the Participant is primarily employed, and that are intended to qualify under Section 162(m): (a) net earnings; (b) operating earnings or income; (c) earnings growth; (d) net income (absolute or competitive growth rates comparative); (e) net income applicable to shares; (f) gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative); (g) revenue backlog; (h) margins realized on delivered services;
(i) cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; (j) earnings per share; (k) return on shareholders' equity (absolute or peer-group comparative); (l) stock price (absolute or peer-group comparative); (m) absolute and/or relative return on common shareholders' equity; (n) absolute and/or relative return on capital; (o) absolute and/or relative return on assets; (p) economic value added (income in excess of cost of capital); (q) customer satisfaction; (r) cost control or expense reduction; (s) ratio of operating expenses to operating revenues; and (t) assets under management.

     Such Performance Goals also may be based upon attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m). The Committee will have the discretion to adjust targets set for preestablished performance objectives; however, Awards designed to qualify for the performance-based exception may not be adjusted upward, except to the extent permitted under Code
Section 162(m), to reflect accounting changes or other events. If the Committee determines it is advisable to grant Awards that will not qualify for the performance-based exception, the Committee may grant Awards that do not so qualify.

     "PLAN" shall mean this Nuveen Investments, Inc. 2005 Equity Incentive Plan.

     "PRIME RATE" shall mean the prime rate of interest as reported by J.P. Morgan Chase Bank, N.A. or any successor thereto, or a comparable bank selected by the Committee.

     "PRIOR PLAN" means The John Nuveen Company 1996 Equity Incentive Award Plan, as amended.

     "RESTRICTED STOCK" shall mean an award of shares of Common Stock subject to restrictions on transferability, a risk of forfeiture, and certain other terms and conditions under the Plan or specified by the Committee. The restrictions on and risk of forfeiture of Restricted Stock generally will expire on a specified date, upon the occurrence of an event and/or on an accelerated basis under certain circumstances specified in the Plan or the Award Agreement relating to the Restricted Stock. Unless specifically provided otherwise, the term "Restricted Stock" includes (but is not limited to) Deferred Restricted Stock.

     "RESTRICTION PERIOD" means the period during which the transfer of shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of Performance Goals, or the occurrence of other events as determined by the Committee, in its sole discretion) or the Restricted Stock is not vested.

     "RESTRICTED STOCK UNIT" or "RSU" means a notional account established pursuant to an Award granted to a Participant, as described in Article VIII, that is (a) valued solely by reference to shares of Common Stock, (b) subject to restrictions specified in the Award Agreement, and (c) payable only in Common Stock. The RSUs awarded to the Participant will vest according to the time-based or performance-based criteria specified in the Award Agreement.

     "RETIREMENT" shall mean the retirement of a Participant from the employment of the Company or a Nuveen Subsidiary at (i) such Participant's normal retirement date upon reaching age 65, or (ii) such Participant's early retirement either (A) upon having reached that age, which, when added to his or her years of Service is equal to or greater than 90, or (B) with the approval of the Committee.

     "SECTION 162(M)" shall mean Code Section 162(m) and the Treasury Regulations thereunder.

     "SERVICE" means the provision of services to the Company or its Affiliates in the capacity of (i) an Employee, (ii) a Director, or (iii) a Consultant.

     "STOCK APPRECIATION RIGHT" or "SAR" means an Award of the contingent right to receive Common Stock or cash, as specified in the Award Agreement, in the future, based on the value, or the appreciation in the value, of Common Stock, pursuant to the terms of Article IX. SARs may be granted alone or in connection with a related Stock Option.

     "STOCK OPTION" means an Incentive Stock Option or a Non-Qualified Stock Option, as described in Article VII.

     "TANDEM SAR" means a SAR that is granted in connection with a related Option pursuant to Article IX, the exercise of which requires forfeiture of the right to purchase a share of Common Stock under the related Stock Option (and when a share of Common Stock is purchased under the Stock Option, the Tandem SAR will similarly be canceled).

     "TERMINATION OF SERVICE" shall mean a cessation of the employee-employer relationship between a Participant and an Employer (other than by reason of transfer of the employee to another Employer), a cessation of an individual's Director or Consultant relationship with the Company, or the consummation of a transaction whereby a Participant's Employer (other than the Company) ceases to be a Nuveen Subsidiary (such consummation, a "Disaffiliation Transaction").

                                   ARTICLE II

                ESTABLISHMENT, PURPOSE AND DURATION OF THE PLAN

     2.1 Purpose. The purposes of the plan are to enable the Company and Nuveen Subsidiaries to attract and retain exceptionally qualified Employees, Consultants and non-employee Directors upon whom the sustained growth and profitability of the Company and Nuveen Subsidiaries will depend in large measure, to provide added incentive for such individuals to enhance the value of the Company for the benefit of its shareholders, and to strengthen the mutuality of interests between Participants and the Company's shareholders by providing equity-based incentive awards.

     2.2 Effective Date and Duration of the Plan. The Plan will commence on the Effective Date, as described in Article II. The Committee may make Awards under the Plan at any time after the Effective Date and before the termination of the Plan. The Plan will terminate upon the earliest of (i) the tenth anniversary of the Effective Date, (ii) the tenth anniversary of the date the Company's shareholders approve the Plan, or (iii) the date on which the Board of Directors terminates the Plan in accordance with Article XI; provided, however, that upon Plan termination, all Awards outstanding under the Plan will continue to have full force and effect in accordance with the terms of the Award Agreement evidencing such Award.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 The Committee. The Committee shall administer the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. The Committee may: (i) delegate any of its authority with respect to the Plan to any one or more of the members thereof, or to an officer of the Company, other than any such delegation that would cause Awards or other transactions under the Plan to cease to (A) be exempt from Section 16(b) of the Exchange Act, (B) satisfy the "independent director" requirements New York Stock Exchange Rules, or (C) qualify as "performance-based compensation" under Section 162(m); and
(ii) authorize any one or more of the Committee members, or any officer of the Company to execute and deliver documents on behalf of the Committee. Only the Committee or the Board may make Awards under the Plan. The Committee shall have the power and authority to appoint and authorize such of the Company's officers or other persons to perform such functions in the execution and administration of the Plan as the Committee shall determine from time to time. No member of the Committee or any delegatee of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder.

     3.2 Authority of the Committee. Subject to the express provisions of the Plan, the Committee alone (and not any delegatee of the Committee) shall have the authority to select individuals for participation in the Plan, determine the types, sizes, terms and provisions of Awards (which need not be identical), modify the terms of any Award, and authorize the exchange or replacement of Awards; provided, however, that no such modification, exchange or substitution shall be to the detriment of a Participant with respect to any Award previously granted without the affected Participant's written consent, and provided, further, that in no event shall the Committee be permitted to reduce the Exercise Price of any outstanding Option or to exchange or replace an outstanding Option with a new Option with a lower Exercise Price, except pursuant to Section 5.2. Subject only to compliance with the express provisions of the Plan, the Committee may act in its sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan.

     The duties of the Committee or its delegatee shall also include, but shall not be limited to, making disbursements and settlements of Awards, creating trusts, and determining whether to defer or accelerate the vesting of, or the lapsing of restrictions or risk of forfeiture with respect to, Stock Options, Restricted Stock and Restricted Stock Units, and Stock Appreciation Rights. Subject only to compliance with the express provisions of the Plan, the Committee or its delegatee may act in its sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan.

     3.3 Committee's Decisions Binding. Subject to Section 3.1 above and the express provisions of the Plan, the Committee or its delegatee shall have the authority to construe and interpret the Plan and any Award Agreement, to define the terms used in the Plan and any Award Agreement, to prescribe, amend and rescind rules and regulations relating to administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee or its delegatee on the foregoing matters shall be conclusive and binding on all parties.

     3.4 Section 162(m) Limit. Notwithstanding any other provision of the Plan, if the Committee designates an Award as being intended to qualify as "performance-based compensation" under Section 162(m), neither the Committee nor the Board of Directors shall have any power to take any action with respect to such Award, if the result would be to cause it to cease to qualify as "performance-based compensation" under Section 162(m).

                                   ARTICLE IV

                         ELIGIBILITY AND PARTICIPATION

     4.1 Eligibility. The following persons are eligible to receive Awards and participate in the Plan upon selection and approval by the Committee:

          (a) any Employee; and

          (b) any non-employee Consultant, Director or member of the board of directors of any Nuveen Subsidiary or Affiliate.

     4.2 Participants. An individual who has received Awards may, if otherwise eligible, be granted additional Awards if the Committee shall so determine, but no individual will have the right to receive an Award under the Plan, or, having received any Award, to receive a future Award. Awards granted under the Plan may be terminated or forfeited upon the occurrence of such events or in such circumstances, including at or following a Participant's Termination of Service, as the Committee shall specify.

                                   ARTICLE V

                    SHARES OF COMMON STOCK RESERVED FOR PLAN

     5.1 Number of Shares Available for Awards. Subject to adjustment as provided below in Section 5.2, the total number of shares of Common Stock reserved and available for issuance in connection with Awards under the Plan shall be equal to the sum of: (i) 7,000,000 shares of Common Stock; (ii) any shares of Common Stock subject to an Award under the Plan or the Prior Plan that expires without being exercised, or are forfeited, canceled, settled or otherwise terminated without a distribution of Common Stock to the Participant;
(iii) shares of Common Stock delivered (either actually or by attestation) to or withheld by the Company in connection with the exercise of a Stock Option awarded under the Plan or the Prior Plan, or in payment of any required income tax withholding for the exercise of a Stock Option or the vesting of Restricted Stock awarded under the Plan or the Prior Plan; and (iv) a number of shares of Common Stock equal to the number of shares of Common Stock repurchased by the Company in the open market or otherwise with the cash proceeds received by the Company in connection with Stock Option exercises under the Plan or the Prior Plan, determined by the Committee for matching the cash received with shares repurchased.

          (a) The total number of shares of Common Stock that may be issued in connection with the awards of Restricted Stock under the Plan shall not exceed 3,500,000. The maximum number of shares of Common Stock with respect to which any one Participant may be granted Awards in any one calendar year shall be 1,200,000 for Stock Options and 350,000 for Restricted Stock. Except as contemplated by the provisions of Section 5.2 hereof, the Committee shall not increase the number of shares of Common Stock available for issuance in connection with Awards under the Plan or to any one individual as set forth above. In no event shall Awards be outstanding at any one time that have resulted or could result in the issuance of a number of shares of Common Stock in excess of the number then remaining reserved and available for issuance under the Plan.

          (b) The maximum number of shares of Common Stock that may be issued to Participants in the aggregate under the Plan as Incentive Stock Options is 7,000,000.

          (c) Notwithstanding the foregoing, Awards granted through the assumption of, or in substitution or exchange for, similar awards in connection with the acquisition of another corporation or business entity shall not be counted for purposes of applying the above limitations on numbers of shares available for Awards generally or any particular kind of Award under the Plan.

     5.2 Adjustments Upon Corporate Changes. If (a) the Common Stock, as currently constituted, is changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether because of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise),
(b) the Company makes any extraordinary distribution of cash or property on the Common Stock, or (c) the number of shares of Common Stock is increased through the payment of a stock dividend, then the Committee may substitute for or add to each share of Common Stock previously appropriated, later subject to, or which may become subject to, an Award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock was changed, for which each such share was exchanged, or to which each such share is entitled, as the case may be. Outstanding Awards will be revised appropriately as to price and other terms, to the extent necessary to reflect the events described above. If there is any other change in the number or kind of the outstanding shares of Common Stock, of any stock or other securities into which the outstanding shares of Common Stock have been changed, or for which they have been exchanged, the Committee may, in its sole discretion, appropriately adjust any Award already granted or which may be afterward granted.

                                   ARTICLE VI

                             AWARDS UNDER THE PLAN

     6.1 In General. The Committee may award Stock Options, Restricted Stock and Restricted Stock Units, and/or Stock Appreciation Rights in accordance with the provisions of the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. Awards granted under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Nuveen Subsidiary, or any other right of a Participant to receive payment from the Company or any Nuveen Subsidiary.

          (a) After the Committee has approved the grant of an Award to a Participant and established the applicable terms and conditions of the Award applicable to such Participant, such Participant shall be given written confirmation of such Award.

          (b) The Board of Directors will have the authority to make Awards to non-employee Directors in the number, and in such form as the Board of Directors determines from time to time.

     6.2 "In Lieu Awards". Without limiting the generality of Section 6.1, the Committee may from time to time make an Award hereunder in lieu of a specified cash award under the Nuveen Executive Officer Performance Plan, the Nuveen Annual Incentive Award Plan, or any successor(s) to such plans (the "Incentive Plans").

                                  ARTICLE VII

                                 STOCK OPTIONS

     7.1 Grant of Stock Options. Subject to the terms and provisions of the Plan, the Committee may award Stock Options to any Employee, Consultant or non-employee Director in the number, and in such form as the Committee shall from time to time determine. Stock Options shall be subject to such terms, conditions, restrictions and limitations as deemed appropriate by the Committee and as set forth in the applicable Award Agreement. All Stock Options awarded under the Plan shall represent the right to purchase shares of Common Stock.

     7.2 Award Agreement. Each Stock Option grant will be evidenced by an Award Agreement to be executed between the Company and the person to whom such Option is granted, in a form that specifies the Exercise Price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, the manner, time and rate of exercise or vesting of the Stock Option, and such other provisions as the Committee determines. The Award Agreement will also specify whether the Stock Option is intended to be an ISO or an NSO.

     7.3 Exercise Price. The Exercise Price for each share of Common Stock covered by a Stock Option shall be determined and fixed by the Committee and shall be set forth in such Stock Option Award Agreement; provided, however, that the Exercise Price shall in no event be less than the Fair Market Value of the Common Stock on the Award Date.

     7.4 Duration of Stock Options. Each Stock Option will expire at the time determined by the Committee at the time of grant, but no later than the tenth anniversary of the date of its grant (or, if such date is not a business day, on the next following business day).

     7.5  Exercise of Stock Options.  Except as otherwise provided in Section
7.7 or Article X, Stock Options awarded to a Participant shall become vested and exercisable on such date or dates, and subject to such conditions, as specified by the Committee in connection with the grant thereof and set forth in the Award Agreement, which need not be the same for each Award or for each Participant.

          (a) Except as otherwise provided in a Participant's Award Agreement, during its term a Stock Option may be exercised only by the optionee, by his or her guardian or a legal representative upon the incapacity of the optionee, or by the Beneficiary upon the death of the optionee, by giving written notice of exercise to the Company prior to expiration of the Stock Option, specifying the number of shares to be purchased and accompanied by the payment of the aggregate Exercise Price therefor. The Committee may, in its discretion, require a Participant's guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

          (b) No partial exercise of any Stock Option may be for less than 100 shares of Common Stock or the number of shares remaining subject to such Stock Option, whichever is less.

          (c) Unless an optionee could otherwise transfer shares issued upon exercise of a Stock Option without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of grant of a Stock Option to the date of disposition of shares issued upon exercise of the Stock Option.

     7.6 Payment. The holder of a Stock Option may exercise the Stock Option only by delivering a written notice of exercise to the Company setting forth the number of shares of Common Stock as to which the Stock Option is to be exercised, together with full payment at the Exercise Price for the shares of Common Stock and any withholding tax relating to the exercise of the Stock Option.

     The aggregate Exercise Price for all shares purchased pursuant to exercise of an Option shall be paid for at the time of such purchase and prior to the delivery of said shares in United States dollars, either (i) in cash or by check, bank draft or money order payable to the order of the Company, or (ii) subject to the discretion of the Committee, through the delivery (actual or constructive) of previously acquired shares of Common Stock owned by the optionee, to the extent that such payment does not require the delivery of a fractional share of such previously acquired Common Stock, and provided that such previously acquired shares have been held by the optionee for at least six months, (iii) subject to the discretion of the Committee, through the authorization of a third party broker-dealer acceptable to the Company to sell shares of Common Stock acquired upon exercise of the Option (or a portion thereof) and remit to the Company a portion of the proceeds sufficient to pay the aggregate Exercise Price of, and the minimum amount of required income tax withholding payments relating to, such exercise, (iv) subject to the discretion of the Committee, through the election to sell shares of Common Stock acquired upon exercise of the Option (or a portion thereof) and remit to the Company or a third party broker-dealer acceptable to the Company, an amount of the proceeds sufficient to pay the Exercise Price of shares acquired immediately after such exercise, and the minimum amount of required income tax withholding payments relating to such exercise, or (v) a combination of (i) through (iv). For purposes of the immediately preceding sentence, previously acquired shares of Common Stock shall be valued at the closing price of the Common Stock on the New York Stock Exchange Composite Tape as of the date of exercise. Cashless exercise must meet the requirements of the Federal Reserve Board's Regulation T and any applicable securities law restrictions.

     7.7 Termination of Service. Except as otherwise specified by the Committee at the time of grant and set forth in the Award Agreement:

          (a) In the case of Options that are not In Lieu Awards, in the event of Termination of Service of an optionee from the Company or a Nuveen Subsidiary other than by reason of the optionee's death, Disability or Retirement, by the Employer without Cause, by the optionee as a result of Constructive Termination or as a result of a Disaffiliation Transaction, any Options previously awarded to such optionee that have not become exercisable as of the date of Termination of Service shall be forfeited, and all other Options that are exercisable but have not been exercised as of the date of Termination of Service shall be exercisable for a period of 120 days following the date of Termination of Service (but not after the expiration date of the Option) and shall, if not theretofore exercised, terminate upon the expiration of such 120-day period. If Termination of Service is by reason of the death, Disability or Retirement of the optionee, any Options not exercised as of the date of Termination of Service (including Options that are otherwise not yet exercisable) may be exercised by the optionee at any time within three (3) years after the date of Termination of Service (but not after the expiration date of the Option) to the extent of the total number of shares subject to Option. If Termination of Service is by the Employer without Cause, by the optionee as a result of Constructive Termination or as a result of a Disaffiliation Transaction, any Options not exercised as of the date of Termination of Service (including Options that are otherwise not yet exercisable) may be exercised by the optionee at any time within 120 days after the date of

     Termination of Service (but not after the expiration date of the Option) to the extent of the total number of shares subject to Option.

          (b) In the case of Options that are In Lieu Awards, in the event of Termination of Service of an optionee who is an employee of the Company or a Nuveen Subsidiary other than by reason of the optionee's death, Disability or Retirement, by the Employer without Cause, by the optionee as a result of Constructive Termination or as a result of a Disaffiliation Transaction, any Options previously awarded to such optionee that have not become exercisable as of the date of Termination of Service shall be forfeited, and all other Options that are exercisable but have not been exercised as of the date of Termination of Service shall be exercisable for a period of 120 days following the date of Termination of Service (but not after the expiration date of the Option) and shall, if not theretofore exercised, terminate upon the expiration of such 120-day period. If Termination of Service is by reason of the death, Disability or Retirement of the optionee, by the Employer without Cause, by the optionee as a result of Constructive Termination or as a result of a Disaffiliation Transaction, any Options not exercised as of the date of Termination of Service (including Options that are otherwise not yet exercisable) may be exercised by the optionee at any time until the earlier of (i) the expiration date of the Option, or (ii) five years following any such Termination of Service, to the extent of the total number of shares subject to Option.

          (c) In the event of Termination of Service of an optionee for Cause any Options previously awarded to such optionee that have not been exercised as of the date of Termination of Service shall be forfeited.

     7.8  Incentive Stock Options.  Notwithstanding any other provision of this
Article VII, the following special provisions shall apply to any award of Incentive Stock Options:

          (a) The Committee may award Incentive Stock Options only to Employees.

          (b) The Committee will not award an Incentive Stock Option under this Plan if it would cause the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during a calendar year (under all plans of the Company and its Affiliates) to exceed $100,000.

          (c) If the Employee to whom the Incentive Stock Option is granted is a Ten Percent Owner of the Company, then: (A) the exercise Price for each share subject to an Option will be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Award Date; and (B) the Option will expire upon the earlier of (i) the time specified by the Committee in the Award Agreement, or (ii) the fifth anniversary of the date of grant.

          (d) No Stock Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Company's shareholders approve the Plan. If such shareholder approval is not obtained within 12 months after the Board of Director's adoption of the Plan, then no Stock Options may be granted under the Plan that are intended to be Incentive Stock Options.

          (e) The maximum number of shares of Common Stock with respect to which any one Participant may be granted by Stock Options that are intended to be Incentive Stock Options in any one calendar year will be 1,000,000.

          (f) An Incentive Stock Option must be exercised, if at all, within three months after the Participant's Termination of Service for a reason other than death or Disability and within twelve months after the Participant's Termination of Service for death or Disability.

          (g) For purposes of this Section, "Ten Percent Owner" means an individual who, at the time a Stock Option is granted under this Plan, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

     7.9 Dividend Equivalents. The Committee may, but will not be required to, grant payments in connection with Stock Options that are equivalent to dividends declared and paid on the shares of Common Stock underlying the Stock Options. Such dividend equivalent payments may be made in cash or in shares of Common Stock, upon such terms as the Committee, in its sole discretion, deems appropriate.

     7.10 Deferral of Option Gains. The Committee may, in its discretion, from time to time establish procedures whereby optionees may elect to defer receipt of shares of Common Stock purchased by exercise of Options in accordance with Code Section 409A.

     7.11 No Rights as a Shareholder. The holder of an Option granted under this Plan shall have no rights as a shareholder with respect to any shares of Common Stock covered by such Option until the date of issuance of a stock certificate for such shares. The Company will issue, in the name of the Participant (or, if applicable, the legatee(s), executor(s), personal representative(s), or distributee(s) of a deceased Participant), stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after an exercise.

                                  ARTICLE VIII

                  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Restricted Stock or Restricted Stock Units to any Employee, Consultant or non-employee Director in the number and form, and subject to such restrictions on transferability and such other restrictions as the Committee may determine in its discretion, including without limitation the achievement of Performance Goals.

     8.2 Award Agreement. Each grant of Restricted Stock or Restricted Stock Units will be evidenced by an Award Agreement that specifies the Restriction Period, the number of shares Common Stock or share equivalent units granted, and such other provisions as the Committee determines.

     8.3 Other Restrictions. The Committee may impose such other conditions or restrictions on any Restricted Stock or Restricted Stock Units as it deems advisable, including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, individual, or any combination of them), time-based restrictions on vesting, and restrictions under applicable federal or state securities laws. The Committee may provide that restrictions established under this Section 8.3 as to any given Award will lapse all at once or in installments.

     8.4 Payment of Awards. Except as otherwise provided in this Article VIII, shares of Common Stock covered by each Restricted Stock grant will become freely transferable by the Participant after the last day of the applicable Restriction Period, and share equivalent units covered by a Restricted Unit will be paid out in cash or Common Stock to the Participant following the last day of the applicable Restriction Period, or on the date provided in the Award Agreement.

     Restricted Stock granted under the Plan shall be evidenced by one or more certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company shall retain physical possession of such certificate, and each Participant awarded such Restricted Stock shall deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock, during the period when the Restricted Stock is nontransferable and/or subject to a risk of forfeiture, at the end of which period certificates evidencing such Restricted Stock shall be delivered to the Participant (unless such Restricted Stock has previously been forfeited pursuant to the Plan or the Award Agreement).

     8.5 Termination of Service. Each Award Agreement will set forth the extent to which the Participant has the right to retain unvested Restricted Stock or Restricted Stock Units after his or her Termination of Service. These terms will be determined by the Committee, in its sole discretion, need not be uniform among all Awards of Restricted Stock, and may reflect, among other things, distinctions based on the reasons for termination of Service.

     Unless otherwise provided by the Committee or in the Award Agreement, in the event of Termination of Service of a Participant other than by reason of the Participant's death, Disability or Retirement, by the Employer without Cause, by the Participant as a result of Constructive Termination, or as a result of a Disaffiliation Transaction, all shares of Restricted Stock awarded to such Participant that have not fully vested on the date of Termination of Service shall be forfeited by such Participant and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall have any rights or interest in such shares, and the Participant's name shall be deleted from the list of the Company's shareholders with respect to such shares. Unless otherwise provided in the Award Agreement, if Termination of Service is by reason of the death, Disability or Retirement of the Participant, by the Employer without Cause, by the Participant as a result of Constructive Termination, or as a result of a Disaffiliation Transaction, all restrictions and risk of forfeiture with respect to Restricted Stock that have not fully vested on the date of Termination of Service shall lapse and all such shares of Restricted Stock shall become fully and irrevocably vested, all Deferred Restricted Stock shall be immediately delivered and all deferred Dividend Equivalents shall be immediately paid in full to the Participant.

     In the event of Termination of Service of a Participant for Cause all shares of Restricted Stock awarded to such Participant that have not fully vested on the date of Termination of Service shall be forfeited.

     8.6 Voting and Dividend Rights. During the Restriction Period and through the earlier of (i) the date such Restricted Stock is forfeited pursuant to
Section 8.2, 8.3 or 8.5 and (ii) the date certificates evidencing such Restricted Stock are delivered to the Participant, a Participant awarded shares of Restricted Stock hereunder shall have the rights of a shareholder with respect to such shares, including but not limited to:

          (a) The right to vote (in person or by proxy) such shares at any meeting of the shareholders of the Company; and

          (b) The right to receive all dividends and other distributions paid with respect thereto; provided, that any dividend or distribution that is not payable in cash shall be subject to the same restrictions on transferability and other restrictions as the Restricted Stock or Restricted Stock Unit with respect to which it is paid and shall be treated for all purposes of the Plan as if it were part of the Award of such Restricted Stock or Restricted Stock Unit. The Participant will be credited with regular cash dividends or dividend equivalents paid on those shares or with respect to those share equivalent units. Dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock or Restricted Stock Units, upon such terms as the Committee establishes.

          The Committee may apply any restrictions it deems advisable to the crediting and payment of dividends and other distributions. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to qualify for the performance-based exception under Section 162(m), the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to the Restricted Stock, so that the dividends and the Restricted Stock continue to be eligible for the performance-based exception.

     8.7 Deferral of Restricted Stock. If the applicable Award Agreement so provides, a Participant may elect, in accordance with such procedures as the Committee may from time to time specify, to defer the delivery of such Restricted Stock and, if the deferral election so specifies, of the Dividend Equivalents with respect thereto, shall be deferred until the date or dates specified in such election. Any deferral under this Section must comply with the provisions of Code Section 409A. Deferred Restricted Stock shall not be issued until the date or dates that it is to be delivered to the Participant in accordance with his or her deferral election, at which time certificates evidencing such Deferred Restricted Stock shall be delivered to the Participant (unless such Deferred Restricted Stock has previously been forfeited pursuant to Section 8.2, 8.3 or 8.5). From the Award Date of Deferred Restricted Stock through the earlier of (i) the date such Deferred Restricted Stock is forfeited pursuant to Section 8.2, 8.3 or 8.5, and (ii) the date certificates evidencing such Deferred Restricted Stock are delivered to the Participant, the Participant shall be entitled to receive as compensation from the Company Dividend Equivalents with respect thereto, but shall have none of the rights of a shareholder with respect to such shares; provided, that if the deferral election made with respect to such Deferred Restricted Stock specifies that the Dividend Equivalents will be deferred, the Dividend Equivalents shall not be paid until the date or dates specified in such deferral election, at which time they shall be paid together with interest thereon at the Prime Rate from the date such Dividend Equivalents would otherwise have been paid until the actual payment date.

                                   ARTICLE IX

                           STOCK APPRECIATION RIGHTS

     9.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time, as determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of the two, as specified in the Award Agreement. Within the limits of Article V, the Committee will have sole discretion to determine the number of SARs granted to each Participant and, consistent with the provisions of the Plan, to determine the terms and conditions pertaining to SARs.

     The grant price of a Freestanding SAR will equal the Fair Market Value of a share of Common Stock on the date of grant of the SAR. If a Tandem SAR is granted after the grant of the related Option, or if an Option is granted after the grant of the Tandem SAR, the later granted Award shall have the same Exercise Price as the earlier granted Award, but the Exercise Price for the later granted Award may be less than the Fair Market Value of the Common Stock at the time of such grant. SARs may be subject to Code Section 409A.

     9.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the shares subject to the related Stock Option, upon the surrender of the right to exercise the equivalent portion of the related Stock Option. A Tandem SAR may be exercised only with respect to the shares for which its related Stock Option is then exercisable.

     9.3 Exercise of Freestanding SARs. Subject to the provisions of the Plan, Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

     9.4 Award Agreement. Each SAR grant will be evidenced by an Award Agreement that specifies the grant price, the term of the SAR, whether settlement of the SAR will be made in cash or in shares, and such other provisions as the Committee determines.

     9.5 Term of SARs. The term of an SAR will be determined by the Committee, in its sole discretion, but may not exceed ten years.

     9.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) the excess (or some portion of the excess as determined at the time of the grant by the Committee) if any, of the Fair Market Value of a share on the date of exercise of the SAR over the grant price specified in the Award Agreement; by

          (b) the number of shares as to which the SAR is exercised.

     At the discretion of the Participant, the payment upon SAR exercise may be made in cash, in shares of equivalent Fair Market Value or in some combination of the two.

     9.7 Termination of Service. Each SAR Award Agreement will set forth the extent to which the Participant has the right to exercise the SAR after his or her termination of employment with the Company and all Affiliates. These terms will be determined by the Committee in its sole discretion, need not be uniform among all SARs issued under the Plan, and may reflect, among other things, distinctions based on the reasons for termination of employment. In the event of Termination of Service of a Participant for Cause all SARs awarded to such Participant that have not been exercised as of the date of Termination of Service shall be forfeited.

     In the event of a Participant's Termination of Service other than by reason of the Participant's death, Disability or Retirement, by the Employer without Cause, by the Participant as a result of Constructive Termination or as a result of a Disaffiliation Transaction, any SARs previously awarded to such Participant that have not become exercisable as of the date of Termination of Service shall be forfeited, and all other SARs that are exercisable but have not been exercised as of the date of Termination of Service shall be exercisable for a period of 120 days following the date of Termination of Service (but not after the expiration date of the SARs) and shall, if not theretofore exercised, terminate upon the expiration of such 120-day period. If Termination of Service is by reason of the death, Disability or Retirement of the Participant, any SARs not exercised as of the date of Termination of Service (including SARs that are otherwise not yet exercisable) may be exercised by the Participant at any time within three (3) years after the date of Termination of Service (but not after the expiration date of the SARs) to the extent of the total number of shares subject to SARs. If Termination of Service is by the Employer without Cause, by the Participant as a result of Constructive Termination or as a result of a Disaffiliation Transaction, any SARs not exercised as of the date of Termination of Service (including SARs that are otherwise not yet exercisable) may be exercised by the Participant at any time within 120 days after the date of Termination of Service (but not after the expiration date of the SARs) to the extent of the total number of shares subject to the SARs.

                                   ARTICLE X

                             RESTRICTIVE COVENANTS

     An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches the non-compete, non-solicitation, non-disclosure or other provisions of the Award Agreement, whether during or after Termination of Service, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, the Participant will forfeit:

          (a) any and all Awards granted to him or her under the Plan, including Awards that have become vested and exercisable; and/or

          (b) forfeit the profit the Participant has realized on the exercise of any Stock Options, which is the difference between the Stock Options' Exercise Price and the Fair Market Value of any Stock Option the Participant exercised after terminating Service and within the six month period immediately preceding the Participant's termination of Service (the Participant may be required to repay such difference to the Company).

                                   ARTICLE XI

                  AMENDMENT AND TERMINATION OF PLAN AND AWARDS

     Notwithstanding anything herein to the contrary, the Board of Directors may, with the consent of a majority of the Class B Directors, at any time and from time to time, terminate or suspend the Plan or amend or modify any of its provisions and the terms and provisions of any Awards theretofore made to Participants that have not been settled; provided, however, that any such termination, suspension, amendment, or modification of the Plan shall be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted, and provided, further, that, without the consent of an affected Participant, no termination, suspension, amendment, or modification of the Plan or any outstanding Award may impair the rights of such Participant under any Award theretofore granted; and provided, further, that no such modification may be made if the result would be to cause an Award that was previously qualified as "performance-based compensation" under
Section 162(m) to cease to so qualify; and provided, further, that the provisions of Article XI of the Plan shall not be amended in any respect following a Change in Control.

                                  ARTICLE XII

                               CHANGE IN CONTROL

     In the event of a Change in Control that is a merger or consolidation in which the Company is not the surviving corporation or that results in the acquisition of substantially all the Company's outstanding shares of Common Stock by a single person or entity or by a group of persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the Company's assets (a "Covered Transaction"), the Committee shall have the discretion to provide for the termination of all outstanding Stock Options as of the effective date of the Covered Transaction; provided, that, no Stock Option will be so terminated (without the consent of the Participant) prior to the expiration of twenty (20) days following the later of (i) the date on which the Award became fully exercisable and (ii) the date on which the Participant received written notice of the Covered Transaction.

     In the event of a Change in Control that involves a purchase of Common Stock for cash, the Board of Directors can implement or negotiate a procedure whereunder all Participants' unexercised Stock Options may be cashed out as part of the purchase transaction, without requiring exercise, for the difference between the purchase price and the Exercise Price.

     The Committee may provide in any Award Agreement that, notwithstanding any provision of the Plan or the Award Agreement, in the event of a Change in Control, unless the right to accelerated vesting, the lapse of restrictions or risk of forfeiture, or accelerated delivery or receipt of cash provided for herein is waived or deferred by a Participant by written notice to the Company delivered prior to the Change in Control, all restrictions and risks of forfeiture on Awards (other than those imposed by law or regulation) shall lapse, all deferral or vesting periods relating to Awards shall immediately expire, and (i) all unexercised Sock Options shall become immediately and fully exercisable; (ii) all shares of Restricted Stock not previously vested shall vest immediately and be delivered to the Participant entitled thereto; (iii) all Deferred Restricted Stock shall be immediately delivered to the Participant entitled thereto; and/or (iv) all Restricted Stock Units, Stock Appreciation Rights and/or Deferred Dividend Equivalents not previously paid shall be immediately paid over to the Participant entitled thereto.

                                  ARTICLE XIII

                        RESTRICTIONS ON TRANSFERABILITY

     Except as otherwise provided by the Committee, Awards under the Plan are not transferable other than to a Beneficiary designated by the Participant in the event of a Participant's death, or by will or the laws of descent and distribution. An Award Agreement for a grant of Non-Qualified Stock Options may permit or may be amended to permit the Participant who received the Stock Option, at any time prior to the Participant's death, to assign all or any portion of the Option granted to him or her to: (A) the Participant's spouse or lineal descendants; (B) the trustee of a trust for the primary benefit of the Participant, the Participant's spouse or lineal descendants, or any combination thereof; (C) a partnership of which the Participant, the Participant's spouse and/or lineal descendants are the only partners; (D) custodianships for lineal descendants under the Uniform Transfers to Minors Act or any other similar statute; or (E) upon the termination of a trust by the custodian or trustee thereof, or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minors Act or other similar statute, to the person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive Options held in trust, partnership or custody. In such event, the spouse, lineal descendant, trustee, partnership or custodianship will be entitled to all of the Participant's rights with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related option agreement. Any such assignment will be permitted only if: (x) the Participant does not receive any consideration therefor; and (y) the assignment is expressly permitted by the applicable Award Agreement. The Committee's approval of an Award Agreement with assignment rights shall not require the Committee to include such assignment rights in an Award Agreement with any other Participant. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and the Participant shall deliver a copy thereof to the Committee on or prior to the effective date of the assignment. An assignee or transferee of a Stock Option must sign an agreement with the Company to be bound by the terms of the applicable Award Agreement.

     Except as otherwise provided in a Participant's Award Agreement, no Option, SAR, Restricted Stock, or Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). All rights with respect to Restricted Stock and Restricted Stock Units will be available during the Participant's lifetime only to the Participant or his or her guardian or legal representative. Except as otherwise provided in a Participant's Award Agreement, all Options and SARs will be exercisable during the Participant's lifetime only by the Participant or his or her guardian or legal representative. The Committee may, in its discretion, require a Participant's guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

                                  ARTICLE XIV

                                OTHER PROVISIONS

     14.1 Awards Subject to Applicable Laws. The grant of Awards and exercise of Stock Options hereunder shall be subject to all applicable rules and regulations of governmental authorities. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase of shares thereunder, the Company's obligation to deliver shares upon exercise shall be conditioned upon such listing, registration, qualification, consent or approval, which shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may impose such restrictions on any Common Stock acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to the Common Stock.

     14.2 Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant's lifetime. If the Participant's designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant's death will be paid to the Participant's estate or other entity described in the Participant's Award Agreement.

     14.3  Rights of Participants and Beneficiaries.

          (a) Nothing contained in the Plan (or in any documents evidencing an Award) shall confer upon any Participant any right to continue in the Service or employ of his or her Employer or constitute any contract or agreement of employment or Service, or interfere in any way with the right of such Employer to reduce such Participant's compensation from the rate in effect at the time of an Award or to terminate such Participant's employment or Service with or without cause, but nothing contained herein or in any document evidencing an Award shall affect any other contractual rights of a Participant. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants.

          (b) All settlements of Awards shall be made hereunder only to the Participant or his or her Beneficiary entitled thereto pursuant to the Plan. Neither the Company nor any Nuveen Subsidiary shall be liable for the debts, contracts, or engagements of any Participant or his or her Beneficiary, and rights relating to Awards under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of an Employer; nor shall any Participant or his or her Beneficiary have any right to assign, pledge or hypothecate any benefits or rights hereunder.

          (c) Except as provided in Section 8.6 with respect to Restricted Stock that is not Deferred Restricted Stock, no Award shall confer on any Participant any of the rights of a shareholder of the Company (including any right to receive dividends) unless and until shares of Common Stock are registered in the name of and delivered to such person in connection with such Award.

          (d) No fractional shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     14.4 Governing Law. To the extent not preempted by federal law, this Plan, any Award Agreement, and documents evidencing Awards or rights relating to Awards shall be construed, administered and governed in all respects under and by the laws of the State of Delaware, without giving effect to its conflict of laws principles. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     14.5 Withholding. The Company shall have the right to deduct any sums that federal, state, local or foreign tax laws may require to be withheld with respect to Awards, settlement of Awards, and the payment of dividends, Dividend Equivalents and interest with respect to Awards. Unless the Award Agreement provides otherwise, upon the vesting of Restricted Stock, the Company will withhold the minimum portion of the Common Stock that has vested necessary to satisfy its tax withholding obligation. Subject to the rules and regulations of the Committee, this authority shall permit (but shall not obligate) the Company to withhold and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, including tax obligations in excess of mandatory withholding requirements (but not in excess of the maximum marginal tax rate). The Company may require, as a condition to issuing or delivering shares of Common Stock or cash in settlement of Awards or as payment of dividends, Dividend Equivalents or interest with respect to Awards, that the Participant pay to the Company any sums that may be required to satisfy any applicable withholding tax, and unless otherwise determined by the Committee, the minimum withholding requirement may be settled with shares of Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, in accordance with procedures established by the Committee. The Company shall have no obligation to advise any Participant of the existence of any tax or the amount that the Company will be required to withhold.

     14.6 Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, shares of Common Stock, other Awards, or other property pursuant to any Award or to provide other benefits, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of any trust established under the Plan may be authorized to dispose of trust assets and reinvest proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law. Any provision of this Plan that becomes subject to Code Section 409A, will be interpreted and applied consistent with that Section.

     14.7  Awards to Foreign Nationals and Employees Outside the United
States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law of practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (i) establish rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

     14.8 Notice. Any notice or other communication required or permitted under the Plan must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender's expense. Notice will be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail or, if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606, Attention: General Counsel. Notice to the Participant should be sent to the address set forth on the Company's records. Either party may change the address to whom the other party must give notice under this Section by giving the other party written notice of such change, in accordance with the procedures described above.

     14.9 Indemnification. Each person who is or has been a member of the Committee or the Board, and any individual or individuals to whom the Committee has delegated authority under Article III of the Plan, will be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan. Each such person will also be indemnified and held harmless by the Company from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

     14.10  Legal Construction.

          (a) Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.

          (b) The granting of Awards and the issuance of share and/or cash payouts under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals by governmental agencies or national securities exchanges as may be required.

          (c) As to any individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                                                       EXHIBIT B

                            NUVEEN INVESTMENTS, INC.

                           EXECUTIVE PERFORMANCE PLAN

     1. Purpose. The purpose of the Nuveen Investments, Inc. Executive Performance Plan is to permit Nuveen Investments, Inc. (the "Company"), through awards of annual incentive compensation which satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code, to attract and retain executives and to motivate these executives to promote the profitability and growth of the Company.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings.

          "AWARD" shall mean the amount granted to a Participant by the Committee for a Performance Period.

          "BOARD" shall mean the Board of Directors of the Company.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" shall mean a Committee of the Board of Directors, the members of which are selected by and serve at the pleasure of the Board of Directors; provided, however, that the Committee shall at all times consist of not fewer than two directors. The Committee shall initially be the Compensation Committee of the Board of Directors, which consists of directors who are "outside directors" within the meaning of Code Section 162(m)(4)(C).

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "EXECUTIVE" shall mean any covered employee as defined in Code Section 162(m) and, in the discretion of the Committee, any other executive officer of the Company or its Subsidiaries.

          "FORMULA AWARD" shall mean, for each Participant for the Performance Period a maximum Award equal to three percent (3.0%) of Pre-Bonus Earnings Before Interest and Taxes.

          "PARTICIPANT" shall mean, for each Performance Period, each Executive who is a "covered employee" (as defined in Code Section 162(m)) for that Performance Period, unless otherwise determined by the Committee in its sole discretion.

          "PERFORMANCE PERIOD" shall mean the Company's fiscal year or any other period designated by the Committee with respect to which an Award may be granted.

          "PLAN" shall mean this Nuveen Investments, Inc. Executive Performance Plan, as amended from time to time.

          "PRE-BONUS EARNINGS BEFORE INTEREST AND TAXES" for any Performance Period shall mean the consolidated earnings before net interest and taxes of the Company for such year, before deduction of any expense associated with (i) Awards under the Plan, (ii) awards under the Company's annual incentive award plan, and (iii) the grant, vesting and payment of awards under the Stock Plans (including, without limitation, expenses relating to the award of stock options or of restricted stock, and the payment of dividends or dividend equivalents) regardless of when such awards were made. In addition to the foregoing, Pre-Bonus Earnings Before Interest and Taxes with respect to any Performance Period shall also exclude the negative impact of any intangible asset amortization, non-recurring items, extraordinary items, discontinued operations, cumulative effects of accounting changes, and other unusual items of expense which are identified as such and quantified in the financial statements, footnotes to the financial statements or MD&A section of the Annual Report.

     "STOCK PLANS" shall mean the Company's 1996 Equity Incentive Award Plan, the Company's 2005 Equity Incentive Plan, and/or any successor stock plans adopted or assumed by the Company.

     "SUBSIDIARY" shall mean any entity that is directly or indirectly controlled by the Company or any entity, in which the Company has at least a 50% equity interest.

     3. Administration. The Plan shall be administered by the Committee, which shall have full authority to interpret the Plan, to establish rules and regulations relating to the operation of the Plan, to select Participants, to determine the maximum Awards and the amounts of any Awards and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Plan. The Committee's interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders and Participants, Executives, former Executives and their respective successors and assigns. No member of the Committee shall be eligible to participate in the Plan.

     4. Determination of Awards. The Committee shall compute the amount of the Formula Award for each Participant promptly after the end of each Performance Period in accordance with the terms and provisions of the Plan and regulations established by the Committee, and when so computed shall be certified as accurate by the Committee. Each Participant shall be entitled to receive up to the Formula Award for the Performance Period, it being understood that at any time before the time an Award is made or payable in full, the Committee may, in its sole discretion and taking into consideration such factors as it deems appropriate, determine to pay a Participant an Award that is less than the Formula Award, including paying the Participant no Award under the Plan. The amount by which any Formula Award is reduced shall not be paid to any other Participant.

     5. Payment of Awards. Each Participant shall be eligible to receive, as soon as practicable after the amount of such Participant's Award for a Performance Period has been determined, payment of all or a portion of that Award. Awards may be paid in cash, stock, restricted stock, options, other stock-based or stock-denominated units or any combination thereof determined by the Committee. Equity or equity-based awards may be granted under the terms and conditions of the applicable Stock Plan. Payment of the award may be deferred in accordance with a written election by the Participant pursuant to procedures established by the Committee.

     6. Amendment and Termination. The Committee may amend or terminate the Plan at any time and from time to time, provided that no such amendment that would require the consent of the stockholders of the Company pursuant to Section 162(m) of the Code or the Exchange Act, or any other applicable law, rule or regulation, shall be effective without such consent. No amendment that adversely affects a Participant's rights to, or interest in, an Award granted prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto in writing.

7.Other Provisions

     (a) No Executive or other person shall have any claim or right to be granted an Award under this Plan until such Award is actually granted. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Executive any right to be retained in the employ of the Company. Nothing contained in this Plan shall limit the ability of the Company to make payments or awards to Executives under any other plan, agreement or arrangement.

     (b) The rights and benefits of a Participant hereunder are personal to the Participant and, except for payments made following a Participant's death, shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer, encumbrance, attachment, garnishment or other disposition.

     (c) Awards under this Plan shall not constitute compensation for determining participation or benefits under any other plan of the Company unless specifically included as compensation in such plan.

     (d) The Company shall have the right to deduct from Awards any taxes or other amounts required to be withheld by law.

     (e) All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Illinois without regard to principles of conflict of laws.

     (f) If any provision of this Plan would cause Awards not to constitute "qualified performance-based compensation" under Code Section 162(m), that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect. It is intended that this Plan and all Awards hereunder be administered in a manner that will comply with Code Section 409A, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. The Committee is authorized to adopt rules or regulation deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Code Section 409A.

     (g) No member of the Committee or the Board, and no officer, employee or agent of the Company shall be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Plan.

     9. Effective Date. The Plan shall be effective as of April 12, 2005, subject to approval by the stockholders of the Company in accordance with Code
Section 162(m), for a Performance Period beginning no earlier than January 1, 2006.

                                 (NUVEEN LOGO)

       Nuveen Investments, Inc.
       333 West Wacker Drive
       Chicago, IL 60606-1286
       www.nuveen.com

                            NUVEEN INVESTMENTS, INC.
                                   P R O X Y
                            PROXY FOR ANNUAL MEETING
      to be held at 10:30 a.m. Chicago time in the 6th floor auditorium of
      The Northern Trust Company, 50 South LaSalle St., Chicago, Illinois
                                on May 17, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Timothy R. Schwertfeger and John P. Amboian, and either of them, with full power of substitution, proxies for the undersigned to represent and vote as specified in this Proxy all shares of Class A Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Nuveen Investments, Inc. to be held on May 17, 2005, and at any adjournment or adjournments thereof, including authority to vote on (1) the election of directors; (2) consideration of the Company's 2005 Equity Incentive Award Plan; (3) consideration of the Company's Executive Performance Plan; and
(4) ratification of the selection of KPMG LLP as independent auditors.

         UNLESS OTHERWISE INSTRUCTED ON THE REVERSE SIDE, ALL SHARES WILL BE VOTED (1) FOR THE ELECTION OF DIRECTORS (2) FOR THE CONSIDERATION OF THE COMPANY'S 2005 EQUITY INCENTIVE AWARD PLAN; (3) FOR THE CONSIDERATION OF THE COMPANY'S EXECUTIVE PERFORMANCE PLAN; AND (4) FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS.

     (THIS PROXY CONTINUES AND MUST BE VOTED AND SIGNED ON THE REVERSE SIDE)

       Change of Address                                     NUVEEN INVESTMENTS, INC.
                                                             P.O. BOX 11116
-----------------------------------------                    NEW YORK, N.Y. 10203-0116

-----------------------------------------

-----------------------------------------

                          - DETACH PROXY CARD HERE -

--------------------------------------------------------------------------------

       SIGN, DATE AND RETURN THE
[ ]    PROXY CARD PROMPTLY USING THE                                                              [X]
       ENCLOSED ENVELOPE.                                                       PLEASE INDICATE YOUR CHOICE BY MARKING
                                                                                  AN "X" IN EITHER BLACK OR BLUE INK.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR:

1. Election of seven directors - to be elected for a one-year term:

        FOR all nominees        [  ]       WITHHOLD AUTHORITY to vote              [  ]        (*)EXCEPTION [  ]
        listed below                       for all nominees listed below

Nominees: John P. Amboian, Willard L. Boyd, John L. Carl, W. John Driscoll, Duane R. Kullberg, Roderick A. Palmore, and Timothy R. Schwertfeger.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.) (*)Exceptions___________________________________________________________________

                                                                                  FOR   AGAINST    ABSTAIN

2.  Approval of the Nuveen Investments, Inc. 2005                                 [ ]     [ ]        [ ]
     Equity Incentive Plan.
3.  Approval of the Nuveen Investments, Inc.                                      [ ]     [ ]        [ ]
     Executive Performance Plan.
4.  Ratification of the selection of KPMG LLP as                                  [ ]     [ ]        [ ]
      independent auditors for 2005.
5.  In their discretion, the proxies are authorized                               [ ]     [ ]        [ ]
     to vote upon such other business as may
      properly come before the meeting.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    To change your address, please mark this box. [ ]

--------------------------------------------------------------------------------

    S C A N   L I N E

--------------------------------------------------------------------------------

Note: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date      Share Owner sign here                                        Co-Owner sign here
|---------|----------------------------------------------------|       |-----------------------------------------------------------|
|---------|----------------------------------------------------|       |-----------------------------------------------------------|